*** INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

# PURCHASE AGREEMENT NUMBER PA-03586

## between

## THE BOEING COMPANY

## and

## Xiamen Airlines

## Relating to Boeing Model 787-85C Aircraft

XIA-PA-03586 April 5, 2011
PA Page 1
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

## TABLE OF CONTENTS

**ARTICLES**

Article 1. Quantity, Model, Description and Inspection........................................

Article 2. Delivery Schedule......................................................................................

Article 3. Price.................................................................................................................

Article 4. Payment...........................................................................................................

Article 5. Additional Terms...........................................................................................

**TABLE**

1. Aircraft Information Table GEnX............................................................

2 Aircraft Information Table Trent 1000-A

**EXHIBIT**

A. Aircraft Configuration .............................................................................

B. Aircraft Delivery Requirements and Responsibilities...........................

**SUPPLEMENTAL EXHIBITS**

AE1. Escalation Adjustment/Airframe and Optional Features .............

CS1. Customer Support Document .....................................................

EE1. Engine Escalation/Engine Warranty and Patent Indemnity GEnX..........................................................................................

EE2 Engine Escalation/Engine Warranty and Patent Indemnity Rolls Royce Trent 1000-A

SLP1. Service Life Policy Components .................................................

XIA-PA-03586 April 5, 2011

PA Page 2

**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

**LETTER AGREEMENTS**

| | |
|---|---|
| LA-1002938 | LA-Payment Matters |
| LA-1002939 | LA-e-Enabling Software Matters-787 |
| LA-1002940 | LA-EULA Special Matters |
| LA-1002941 | LA-Liquidated Damages Non-Excusable Delay |
| LA-1002942 | LA-Open Configuration Matters 787 |
| LA-1002943 | LA-Performance Guarantees |
| LA-1002944 | LA-Post Delivery Software and Data Loading |
| LA-1002945 | LA-Promotional Support |
| LA-1002946 | LA-Seats and IFE Special Provisions |
| LA-1002947 | LA-Spare Parts Commitments-787 |
| LA-1002948 | LA-Spare Parts Initial Provisioning |
| LA-1002949 | LA-Special Matters |
| LA-1002951 | LA-Special Escalation Program |
| LA-1002992 | LA-AGTA Terms Revisions |
| LA-1003255 | LA-Government Approval Matters |
| LA-1003275 | LA-Alternate Engine Selection |
| LA-1104435 | LA-Delivery Flight Fuel Mileage Verification |
| LA-1104525 | LA-Clarifications and Understandings |
| LA-1104526 | LA-Purchase Rights |
| LA-1104527 | LA-Cruise Range Remedy |

XIA-PA-03586 April 5, 2011
PA Page 3
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

**Purchase Agreement No. PA-03586**

**between**

**The Boeing Company**

**and**

**Xiamen Airlines**

This Purchase Agreement No. PA-03586 between The Boeing Company, a Delaware corporation, (**Boeing**) and Xiamen Airlines, a Chinese corporation, (**Customer**) relating to the purchase and sale of Model 787-85C aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (**Purchase Agreement**) incorporates and amends the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of November 10, 2003 between the parties, identified as AGTA/XIA (**AGTA**).

1. Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-85C aircraft (**Aircraft**). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement. Ten (10) months prior to delivery of Customer's first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (**787 Inspection Process**) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (**Deposit**).

4.2 The standard advance payment schedule for the Model 787-85C aircraft requires Customer to make certain advance payments, expressed in a percentage of

XIA-PA-03586 April 5, 2011
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**BOEING PROPRIETARY**

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the Advance Payment Base Price of each Aircraft beginning with a payment of one (1%) percent, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA shall be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement.

5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.5 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.6 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

5.7 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

XIA-PA-03586 April 5, 2011
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**BOEING PROPRIETARY**

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AGREED AND ACCEPTED this

May 9, 2011
Date

| THE BOEING COMPANY | XIAMEN AIRLINES |
| --- | --- |
| Signature | Signature |
| Patrick B. Woodward | |
| Printed name | Printed name |
| Attorney-in-Fact | |
| Title | Title |

XIA-PA-03586

April 20, 2011
PA Page 6

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Table 1 To

Purchase Agreeemnt No. 03586

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	502500 pounds	Detail Specification:	787B1-4102-C (9/17/2010)

Engine Model/Thrust:	GENX-1B64	63800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10	ECI-W Afm

Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-10	787 ECI-W Eng

Optional Features:		***

Sub-Total of Airframe and Features:		***	Airframe Escalation Data:

Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:		***	Engine Escalation Data:

In flight Entertainment (IFE) Estimate:		***	Base Year Index (ECI):	***

			Base Year Index (ICI):	***

Refundable Deposit/Aircraft at Proposal Accept:		***

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	1%	4%	5%	30%
Jun - Aug 2014	1	1.1462	1.1462	***	***	***	***	***
Sep - Nov 2014	1	1.153	1.153	***	***	***	***	***
Dec 2014 - Feb 2015	1	1.1614	1.1614	***	***	***	***	***
Feb - Apr 2015	1	1.1678	1.1678	***	***	***	***	***
Apr - Jun 2015	1	1.1724	1.1724	***	***	***	***	***
Sep - Nov 2015	1	1.1846	1.1846	***	***	***	***	***
Total:	6

The specific Aircraft delivery month within the three month window specified above will be determined by Boeing in its sole discretion, and communicated to Customer not later than twenty four (24) months prior to the first month of the three month window for delivery of each Aircraft.

XIA-PBO-1002738 55390-1F.TXT	Boeing Proprietary	Page 1

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Table 2 To

Purchase Agreement No. PA-03586

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	502500 pounds	Detail Specification:	787B1-4102-C (9/17/2010)

Engine Model/Thrust:	TRENT1000-A	63800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10	ECI-W Afm

Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-10	787 ECI-W Eng

Optional Features:		***

Sub-Total of Airframe and Features:		***	Airframe Escalation Data:

Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:		***	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		***	Base Year Index (ECI):	***

			Base Year Index (ICI):	***

Deposit per Aircraft:		***

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	1%	4%	5%	30%
Jun - Aug 2014	1	1.1462	1.1462	***	***	***	***	***
Sep - Nov 2014	1	1.153	1.153	***	***	***	***	***
Dec 2014 - Feb 2015	1	1.1614	1.1614	***	***	***	***	***
Feb - Apr 2015	1	1.1678	1.1678	***	***	***	***	***
Apr - Jun 2015	1	1.1724	1.1724	***	***	***	***	***
Sep - Nov 2015	1	1.1846	1.1846	***	***	***	***	***
Total:	6

The specific Aircraft delivery month within the three month window specified above will be determined by Boeing in its sole discretion, and communicated to Customer not later than twenty four (24) months prior to the first month of the three month window for delivery of each Aircraft.

XIA-PA-03586 55712-1F.TXT	Boeing Proprietary	Page 1

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# AIRCRAFT CONFIGURATION

## between

## THE BOEING COMPANY

## and

## Xiamen Airlines

## Exhibit A to Purchase Agreement Number PA-03586

XIA-PA-03586-EXA

November 04, 2010
EXA Page 1

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Exhibit A

AIRCRAFT CONFIGURATION

Dated <ExecutionDate> May 9, 2011

relating to

BOEING MODEL 787-85C AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement XIA-PA-03586-LA-1002942 to the Purchase Agreement.

XIA-PA-03586-EXA

November 04, 2010
EXA Page 2

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

**Exhibit B**

**AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES**

**relating to**

**BOEING MODEL 787-85C AIRCRAFT**

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than **six (6) months prior to delivery** of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than **three (3) months prior to delivery** of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least **three (3) months prior to deliver**y. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than **three (3) months prior to delivery** of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

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**BOEING PROPRIETARY**

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1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than **twenty (20) days prior to delivery** all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than **twenty (20) days prior to delivery** of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (**CBP**), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2. Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than **thirty (30) days prior to delivery** of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than **twenty (20) days prior to delivery** of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v) a complete ferry flight itinerary.

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4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

| Aircraft Model | Fuel Provided |
|---|---|
| 737 | *** |
| 747 | *** |
| 757 | *** |
| 767 | *** |
| 777 | *** |
| 787 | *** |

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

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5.4 TSA Waiver Approval. Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA approved program. Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval. A copy of the TSA waiver approval is to be provided by Customer to Boeing upon arrival of Customer's acceptance team at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (**eAPIS**). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer's acceptance team at the Boeing delivery center.

XIA-PA-03586-EXB November 04, 2010
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**BOEING PROPRIETARY**

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# ESCALATION ADJUSTMENT
# AIRFRAME AND OPTIONAL FEATURES

**between**

**THE BOEING COMPANY**

**and**

**Xiamen Airlines**

**Supplemental Exhibit AE1**
**to Purchase Agreement Number PA-03586**

XIA-PA-03586-AE1 November 04, 2010
AE1 Page 1
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

**ESCALATION ADJUSTMENT**
**AIRFRAME AND OPTIONAL FEATURES**

**relating to**

**BOEING MODEL 787-85C AIRCRAFT**

1. Formula.

Airframe and Optional Features price adjustments (**Airframe Price Adjustment**) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

$$P_a = (P+B)(L + M) - P$$

Where:

$P_a$ = Airframe Price Adjustment. (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 747-8, 777-200LR, 777-F, and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

$$L = .65 \times \left(\frac{ECI}{ECI_b}\right)$$

Where:

$ECI_b$ is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (BLS Series ID CIU2023211000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M = .35 x (ICI

XIA-PA-03586-AE1 November 04, 2010
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$ICI_b$ )

Where:

$ICI_b$ is the base year index (as set forth in Table 1 of this Purchase Agreement); and

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the $11^{th}$, $12^{th}$, and $13^{th}$ months prior to the month of scheduled delivery of the applicable Aircraft.

B = 0.005 x (N/12) x (P)

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:

(i) In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii) .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii) .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv) The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the $11^{th}$, $12^{th}$ and $13^{th}$ months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v) The final value of $P_a$ will be rounded to the nearest dollar.

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BOEING PROPRIETARY

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(vi) The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i) The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in

XIA-PA-03586-AE1 November 04, 2010
AE1 Page 4
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission published index values, subject always to paragraph 2.4 above.

(ii) The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

XIA-PA-03586-AE1 November 04, 2010
AE1 Page 5
**BOEING PROPRIETARY**

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**787 CUSTOMER SUPPORT DOCUMENT**

**between**

**THE BOEING COMPANY**

**And**

**Xiamen Airlines**

**Supplemental Exhibit CS1 to Purchase Agreement Number PA-03586**

<u>This document contains</u>:

| | |
|---|---|
| Part 1 | Boeing Maintenance and Flight Training Programs; Operations Engineering Support |
| Part 2 | Field and Engineering Support Services |
| Part 3 | Technical Information and Materials |
| Part 4 | Alleviation or Cessation of Performance |
| Part 5 | Protection of Proprietary Information and Proprietary Materials |

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## 787 CUSTOMER SUPPORT DOCUMENT

## PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1. Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1 Customer is awarded *** points (**Training Points**). At any time before twenty-four (24) months after delivery of Customer's last Aircraft (**Training Program Period**) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values. At the end of the Training Program Period any unused Training Points will expire.

1.2 In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1 flight dispatcher model specific instruction; *** classes of *** students;

1.2.2 performance engineer model specific instruction in Boeing's regularly scheduled courses; schedules are published yearly.

1.2.3 Additional Flight Operations Services:

(i) Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer's main base;

(ii) Instructor pilots for *** Man Days (as defined in Article 5.4, below) for revenue service training assistance;

(iii) an instructor pilot to visit Customer *** months after revenue service training to review Customer's flight crew operations for a *** week period.

If any part of the training described in this Article 1.2 is not completed by Customer within *** months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

2. Training Schedule and Curricula.

2.1 Customer and Boeing will together conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft of a model to define and schedule the maintenance, flight training and cabin attendant training programs. At the conclusion of each planning conference the parties will document Customer's course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2 Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. Within fifteen (15) days of Boeing's receipt of

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such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3. Location of Training.

3.1 Boeing will conduct all training at any of its or its wholly-owned subsidiaries' training facilities equipped for the model of Aircraft. Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.

3.2 If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2 Customer will pay Boeing's portal to portal actual expenses for lodging, ground transportation, laundry, baggage handling, communication costs and per diem meal charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

3.2.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials which must be shipped to the alternate training site;

3.2.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

3.2.5 those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facility or at some other alternate site. Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4. Training Materials.

Training Materials will be provided for each student. Training Materials may be used only for either (i) the individual student's reference during Boeing provided training and for review thereafter or (ii) Customer's provision of training to individuals directly employed by the Customer.

5. Additional Terms and Conditions.

5.1 All training will reflect an airplane configuration defined by (i) Boeing's standard configuration specification for 787 aircraft, (ii) Boeing's standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing's standard catalog of Optional Features. Upon Customer's request, Boeing may provide training customized to reflect other elements of Customer's Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2 All training will be provided in the English language. If translation is required, Customer will provide interpreters.

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5.3 Customer will be responsible for all expenses of Customer's personnel except that in the Puget Sound region of Washington State Boeing will transport Customer's personnel between their local lodgings and Boeing's training facility.

5.4 Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period (**Man Day**), of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.5 **Normal Line Maintenance** is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing's facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6 If the training is based at Boeing's facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible. Customer will pay Boeing's reasonable charge, including the price of parts and materials, for making the repairs. If Boeing's estimated labor charge for the repair exceeds ***, Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.7 If the flight training is based at Boeing's facility, several airports in the surrounding area may be used, at Boeing's option. Unless otherwise agreed in the flight training planning conference, it will be Customer's responsibility to make arrangements for the use of such airports.

5.8 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer's behalf any landing fees charged by any airport used in conjunction with the flight training. At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer's behalf. The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay the invoiced amount to Boeing within thirty (30) days of the date of the invoice.

5.9 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

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787 CUSTOMER SUPPORT DOCUMENT

## PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1. Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (**Field Service Representatives**).

1.1 Field Service representation will be available at or near Customer's main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending *** months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2 When a Field Service Representative is positioned at Customer's facility, Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3 Boeing's Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer's Aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.

2. Engineering Support Services.

2.1 Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance, provided, will include:

2.1.1 Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

2.1.3 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4 Analysis and commentary on Customer's engineering releases relating to structural repairs not covered by Boeing's Structural Repair Manual including those repairs requiring advanced composite structure design.

2.1.5 Analysis and commentary on Customer's engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing's detailed design. Boeing will not analyze or comment on any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by

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applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6 Maintenance Engineering. Boeing will provide the following Maintenance Engineering support:

2.1.6.1 Maintenance Planning Assistance. Upon request, Boeing will provide (i) *** on-site visit to Customer's main base to assist with maintenance program development and to provide consulting related to maintenance planning and (ii) *** on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.2 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide *** on-site visit to Customer's main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.3 Maintenance Engineering Evaluation. Upon request, Boeing will provide *** on-site visit to Customer's main base to evaluate Customer's maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.7 Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of Aircraft.

2.1.8 Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.9 Assistance with solving operational problems associated with delivery and route-proving flights.

2.1.10 Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.11 Operations engineering support during the ferry flight of an Aircraft.

2.1.12 Assistance in developing an Extended Twin Operations (**ETOPs**) plan for regulatory approval.

2.2 Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing's facility prior to completion of that flight. The following conditions will apply to Boeing's performance:

2.2.1 Boeing may rely upon the commitment authority of the Customer's personnel requesting the work.

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2.2.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3 The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4 Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3 Boeing may, at Customer's request, provide services other than those described in Articles 2.1 and 2.2 of this Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (**Additional Services**). Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. Title to and risk of loss of any such Aircraft will always remain with Customer.

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787 CUSTOMER SUPPORT DOCUMENT

## PART 3: TECHNICAL INFORMATION AND MATERIALS

1. General.

**Materials** are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. **Aircraft Software** is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data; and (viii) service bulletin incorporation.

Upon execution by Customer of Boeing's standard form Customer Services General Terms Agreement and Supplemental Agreement for Electronic Access Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (**ATA**) iSpec 2200, entitled "Information Standards for Aviation Maintenance." Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material's intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2. Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) the update cycles of the Materials to be furnished to Customer, (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer's transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer's electronic access to the Materials.

3. Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents. The format for this data and information is not yet determined in all cases. Whenever possible Boeing will provide such data and information through electronic access.

(i) Flight Operations Information.

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Airplane Flight Manual
Operations Manual and Checklist
Weight and Balance Manual
Dispatch Deviation Procedures Guide and Master Minimum Equipment List
Flight Crew Training Manual
Fault Reporting Manual
Performance Engineer's Manual
Jet Transport Performance Methods
FMC Supplemental Data Document
Operational Performance Software
ETOPS Guide Vol. III
Flight Planning and Performance Manual

(ii) Maintenance Information.

Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Structural Repair Manual
Component Maintenance Manual
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Corrosion Prevention Manual
Fault Isolation Manual
Power Plant Buildup Manual (except Rolls Royce)
All Operators Letters
Service Letters
Structural Item Interim Advisory
Combined Index
Maintenance Tips
Configuration Data Base Generator User Guide
Production Management Data Base
Baggage/Cargo Loading Manual

(iii) Maintenance Planning.

Maintenance Review Board Report
Maintenance Planning Data Document
Maintenance Task Cards and Index
Maintenance Inspection Intervals Report
ETOPS Guide Vol. II
Configuration Maintenance and Procedures for Extended Range Operations

(iv) Spares Information.

Illustrated Parts Catalog
Standards Books

(v) Airplane & Airport Information.

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Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment List/Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Airplane Rescue and Fire Fighting Document
Engine Ground Handling Document
ETOPS Guide Vol. I

(vi) Shop Maintenance.

Service Bulletins
Component Maintenance Manuals and Index
Publications Index
Product Support Supplier Directory
Supplier Product Support and Assurance Agreements

(vii) Fleet Statistical Data and Reporting.

Fleet Message and Fault Data views, charts, and reports

4. Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.

5. Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

6. Revisions.

6.1 The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.

6.2 If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7. Supplier Technical Data.

7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (**SFE**) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2 The provisions of this Article will not be applicable to items of BFE.

7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers

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requiring the suppliers to fulfill Customer's requirements for information and services in support of the Aircraft.

8. Buyer Furnished Equipment Data.

Boeing will incorporate BFE maintenance information into the customized Materials providing Customer makes the information available to Boeing at least six (6) months prior to the scheduled delivery month of each Aircraft. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer's request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE maintenance information in Boeing's standard digital format.

9. Customer's Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer shall promptly notify Boeing of any change to that address. Boeing will pay the reasonable shipping costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

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787 CUSTOMER SUPPORT DOCUMENT

## PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1. a labor stoppage or dispute in progress involving Customer;

2. wars or warlike operations, riots or insurrections in the country where the facility is located;

3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

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787 CUSTOMER SUPPORT DOCUMENT

# PART 5: PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1. General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (**Proprietary Information**) belonging to Boeing or a third party (**Proprietary Materials**), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2. License Grant.

2.1 Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2 Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3. Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer's Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4. Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's Aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer's use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the

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restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5. <u>Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies</u>.

5.1 When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer's operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2 In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet. Such suspension may be for an indefinite period of time.

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787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU

	Per Class	Total
	Student	Points Per
787 Training Courses	Maximum	Class*
Flight
787 Pilot Transition Course	***	***
787 Pilot Shortened Transition Course (STAR)	***	***
777 to 787 Pilot Differences Course	***	***
787 Pilot Recurrent Course	***	***
787 Pilot Transition Course during Non-social Sessions**	***	***
787 Pilot Shortened Transition Course (STAR) during Non-social Sessions**	***	***
777 to 787 Pilot Differences Course during Non-social Sessions**	***	***
787 Pilot Recurrent Course during Non-social Sessions**	***	***
Additional 787 Four Hour Simulator Session (with or without Boeing instructor)	***	***
Additional 787 Ground School Training Day (with or without FTD)	***	***
Cabin Crew/Door Training	***	***
787 Cabin Safety Training (includes Exits/Door Training)	***	***
787 Emergency Exits/Doors Training Course	***	***
Maintenance	***	***
787 General Familiarization Maintenance Course (web-based)	***	***
787 General Familiarization Maintenance Course (instructor-led)	***	***
787 Operations/Handling (web-based)	***	***
787 Airframe/Powerplant/Electrical/ Avionics (B1/B2 Compliant) Systems Line & Base Maintenance Course with web based Foundation Training (Theory only training)	***	***
787 EASA Part 147 Approved B2 Electrical/Avionics Line & Base Maintenance Course (Theory only training)	***	***
787 Engine Run-Up Course	***	***
787 Aircraft Rigging Course	***	***
787 Line Maintenance Support Systems	***	***
787 Fiber Optics Course	***	***
787 Repair of Advanced Composite Structures for Technicians Course	***	***
787 Composite Repair & Design for Engineers	***	***
787 Composite Repair for Inspectors	***	***
Generic Training Courses	***	***
Corrosion Prevention & Control Course	***	***
Composite/Metal Bond Part I - Introduction to Advanced	***	***
Composite Materials and Metal Bond Repair
Composite/Metal Bond Part II - Basic Composite Repair for Technicians	***	***

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Composite/Metal Bond Part III - Advanced Composite Component Repair	***	***
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians	***	***
Composite/Metal Bond Part V - Metal Bond Repair for Technicians	***	***
Repair of Advanced Composite Structures for Engineers	***	***
Composite Repair Design with Practical Application	***	***

For Customer’s Internal Use Only
CBT Products	CBT License
Flight
***
Or

Initial Transition CBT	***

***
Or
STAR CBT	***

787 Cabin Safety Training CBT	***
Maintenance

Line and Base Systems CBT (excludes Line Oriented Scenarios)	***

*Points per Class are based upon training conducted according to Boeing’s standard training courses. Extended or modified courses will require point adjustment to reflect altered work statement or duration.

**Non-social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time. To qualify for this discount all simulator sessions for a given course must be scheduled as Non-social Sessions.

The courses and products listed in this Attachment A are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

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# ENGINE ESCALATION,
# ENGINE WARRANTY AND PATENT INDEMNITY

**between**

**THE BOEING COMPANY**

**and**

**XIAMEN AIRLINES**

**Supplemental Exhibit EE1**
**to Purchase Agreement Number PA-03586**

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**ENGINE ESCALATION**
**ENGINE WARRANTY AND PATENT INDEMNITY**

**relating to**

**BOEING MODEL 787-85C AIRCRAFT**

1. ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for General Electric Aircraft GEnx series engines and all accessories, equipment and parts provided by the engine manufacturer (**Engines**). The adjustment in Engine Price applicable to each Aircraft (**Engine Price Adjustment**) will be determined at the time of Aircraft delivery in accordance with the following formula:

$P_a =$ (P+B)(L + M) - P

Where:

$P_a =$ Engine Price Adjustment.

P = Engine Price per Aircraft (as set forth in Table 1 of this Purchase Agreement).

L = $.65 \times \left(\frac{ECI}{ECI_b}\right)$

Where:

$ECI_b$ is the base year engine escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (Series ID CIU2023211000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the $11^{th}$, $12^{th}$ and $13^{th}$ months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and

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December.

$$M = .35 \times \left(\frac{ICI}{ICI_b}\right)$$

Where:

$ICI_b$ is the base year index (as set forth in Table 1 of this Purchase Agreement); and

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Prices and Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

$$B = 0.005 \times (N/12) \times (P)$$

Where:

N is the number of calendar months which have elapsed from the Airframe Price Base Year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of 0.005 x (N/12) will be rounded to four (4) places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

NOTE:

(i) In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii) .65 is the numeric ratio attributed to labor in the Engine Price Adjustment formula.

(iii) .35 is the numeric ratio attributed to materials in the Engine Price Adjustment formula.

(iv) The denominators (**base year indices**) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using

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the values for the 11th, 12th and 13th months prior to the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v) The final value of $P_a$ will be rounded to the nearest dollar.

(vi) The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, General Electric Aircraft agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment, such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

NOTE:

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(i) The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii) The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

3. Engine Warranty.

Boeing has obtained from General Electric Company (**GE**) the right to extend to Customer the provisions of GE's warranty as set forth below (herein referred to as **Warranty**); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty as hereinafter set forth, and such Warranty shall apply to all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (**GEnx type Engines**) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (**Engine GTA**), then the terms of the Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor GE shall have any obligation arising there from. In consideration for Boeing's extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GEnx type Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities.

The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between GE and Boeing. Copies of the Warranty and Product Support Plan shall be provided to Customer by Boeing upon request.

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# ENGINE ESCALATION,
# ENGINE WARRANTY AND PATENT INDEMNITY

**between**

**THE BOEING COMPANY**

**and**

**XIAMEN AIRLINES**

**Supplemental Exhibit EE2**
**to Purchase Agreement Number PA-03586**

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**ENGINE ESCALATION**
**ENGINE WARRANTY AND PATENT INDEMNITY**

**relating to**

**BOEING MODEL 787-85C AIRCRAFT**

1. ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls-Royce plc Trent 1000 series engines and all accessories, equipment and parts provided by the engine manufacturer (**Engines**). The adjustment in Engine Price applicable to each Aircraft (**Engine Price Adjustment**) will be determined at the time of Aircraft delivery in accordance with the following formula:

$$P_a = (P+B)(L + M) - P$$

Where:

$P_a$ = Engine Price Adjustment.

P = Engine Price per Aircraft (as set forth in Table 1 of this Purchase Agreement).

L = $.65 \times \left(\frac{ECI}{ECI_b}\right)$

Where:

$ECI_b$ is the base year engine escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (Series ID CIU2023211000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and

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September; the value released for the fourth quarter will be used for the months of October, November, and December.

$$M = .35 \times \left(\frac{ICI}{ICI_b}\right)$$

Where:

$ICI_b$ is the base year engine escalation index (as set forth in Table 1 of this Purchase Agreement);

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the $11^{th}$, $12^{th}$, and $13^{th}$ months prior to the month of scheduled delivery of the applicable Aircraft.

$$B = 0.005 \times (N/12) \times (P)$$

Where:

N = is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of 0.005 x (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:

(i) In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii) .65 is the numeric ratio attributed to labor in the Engine Price Adjustment formula.

(iii) .35 is the numeric ratio attributed to materials in the Engine Price Adjustment formula.

(iv) The denominators (**base year indices**) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic

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average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the $11^{th}$, $12^{th}$, and $13^{th}$ months prior to the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v) The final value of $P_a$ will be rounded to the nearest dollar.

(vi) The Engine Price Adjustment will not be made if it will result in a decrease in the Engine Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, Rolls-Royce plc agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment; such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

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(i) The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii) The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

3. Engine Warranty.

Boeing has obtained from Rolls-Royce plc the right to extend to Customer the provisions of Rolls-Royce plc's warranty agreement (herein referred to as the **Warranty**); subject, however, to Customer's acceptance of the conditions set forth therein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of the Warranty, and such Warranty shall apply to all Trent 1000 type engine(s), including all Modules and Parts thereof as such terms are defined in the Warranty, installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft (**Engine(s)**) except that, if Customer and Rolls-Royce plc have executed an Engine general terms agreement (**Engine GTA**), then the terms of that Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor Rolls-Royce plc shall have any obligation arising there from. In consideration for Boeing's extension of the Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges Rolls-Royce plc from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engine(s) except as otherwise expressly assumed by Rolls-Royce plc in such Warranty or Engine GTA between Customer and Rolls-Royce plc and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Rolls-Royce plc Warranty is set forth in Exhibit C to the applicable Engine purchase contract between Rolls-Royce plc and Boeing. Copies of the Rolls-Royce plc Warranty shall be provided to Customer by Boeing upon request.

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# SERVICE LIFE POLICY COMPONENTS

**between**

**THE BOEING COMPANY**

**and**

**XIAMEN AIRLINES**

**Supplemental Exhibit SLP1**
**to Purchase Agreement Number PA-03586**

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**SERVICE LIFE POLICY COMPONENTS**

**relating to**

**BOEING MODEL 787-85C AIRCRAFT**

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03586.

1. Wing.

(i) Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii) Wing spar webs, chords and stiffeners.

(iii) Inspar wing ribs.

(iv) Inspar splice plates and fittings.

(v) Main landing gear support structure.

(vi) End ribs removable outboard wingbox, including spars and skins.

(vii) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(viii) Wing-to-body structural attachments.

(ix) Engine pylon support fittings attached directly to wing primary structure.

(x) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps/flapperon.

(xi) Leading edge device and trailing edge flap support system.

(xii) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

(xiii) Winglets (787-3).

2. Body.

(i) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and

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connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii) Window and windshield structure but excluding the windows and windshields.

(iii) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v) Main gear wheel well pressure deck, bulkheads and landing gear beam structure.

(vi) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii) Forward and aft pressure bulkheads.

(viii) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x) Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(i) External skins between front and rear spars.

(ii) Front, rear and auxiliary spars including stiffeners.

(iii) Attachment fittings between vertical stabilizer and body.

(iv) Inspar ribs.

(v) Rudder hinges and supporting ribs, excluding bearings.

(vi) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii) Rudder internal, fixed attachment and actuator support structure.

4. Horizontal Stabilizer.

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(i) External skins between front and rear spars.

(ii) Horizontal stabilizer main torque box spars.

(iii) Stabilizer splice fittings, rib, pivot and screw support structure.

(iv) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(v) Elevator internal, fixed attachment and actuator support structure.

(vi) Elevator hinges and supporting ribs, excluding bearings.

5. Engine Pylon.

(i) Pylon skins, webs, doublers and stiffeners.

(ii) Internal pylon chords, frames and bulkheads.

(iii) Pylon to wing fittings, diagonal brace and links.

(iv) Engine mount support attached directly to pylon structure.

(v) Fuse pins.

6. Main Landing Gear.

(i) Outer cylinder.

(ii) Inner cylinder.

(iii) Upper and lower side brace, including spindles

(iv) Upper and lower drag brace, including spindles and shackle.

(v) Downlock links including spindles.

(vi) Torsion links.

(vii) Truck beam.

(viii) Axles.

7. Nose Landing Gear.

(i) Outer cylinder.

(ii) Inner cylinder, including axle.

(iii) Upper and lower drag brace.

(iv) Downlock links.

(v) Steering support plates, tube and collar.

(vi) Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

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XIA-PA-03586-LA-1002938

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Payment Matters

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Advance Payments for the Aircraft - Due on the Effective Date of the Purchase Agreement.

It is understood that Customer's ability to make advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that all advance payments due on the effective date of the Purchase Agreement, as specified in Article 4.2, may be deferred without interest until ten business days after the effective date of the Purchase Agreement, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

2. Other Scheduled Advance Payments.

As defined in Article 4 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 1 of the Purchase Agreement. The remainder of the Aircraft purchase price is due at delivery of each Aircraft.

3. Remedy for Non Payment of Advance Payments.

Should Customer fail to make any advance payments, which are due pursuant to the Purchase Agreement, then Customer would provide notice to Boeing in writing on or before the day that an advance payment is due that they will be unable to meet the

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BOEING

payment due date and will have *** days to provide a resolution that is acceptable to Boeing (Notification Period). If, after the Notification Period has passed, no mutually satisfactory resolution has been reached, and Customer is still in arrears on the payment, then Boeing reserves all its rights and remedies, under the Purchase Agreement, including but not limited to: (i) rescheduling of Aircraft; (ii) cessation of activities related to the build of such Aircraft; and (iii) any other remedies which may be available to Boeing. Boeing will provide Customer ten days advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such ten day notification period.

4. Effect of Aircraft Rescheduling.

If Boeing reschedules any Aircraft under the above provisions, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within thirty (30) days after the ten day advance notice is given. Boeing agrees that all advance payments due on the effective date of the Supplemental Agreement may be deferred (without interest or penalty fees) ten business days, by which time Customer will pay all advance payments specified in the Supplemental Agreement as being due on or before that date.

5. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

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November 04, 2010
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XIA-PA-03586-LA-1002939

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Model 787 e-Enabling Software Matters

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and (**Customer**)

Customer Services General Terms Agreement No. 5C (**CSGTA**) between Boeing and Customer, including Supplemental Agreement for Electronic Access (**SA-EA**), Supplemental Agreement for e-Enabling (**SA-eE**), and 787 Software License Orders (collectively referred to herein as the **CSGTA**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Customer's Aircraft is equipped with onboard loadable hardware, including such hardware as the Class 3 EFB System and the Core Network Server (**CNS**). Boeing will load certain data and install certain Boeing e-Enabling software, as set forth in the Purchase Agreement and the 787 Software License Orders, on the loadable hardware. All such e-Enabling software licensed from Boeing shall be considered "Materials", and not "Aircraft Software", as these terms are defined in the Purchase Agreement.

2. Certain technical data and maintenance information specified in Article 3 of Part 3 of Supplemental Exhibit CS1 to the Purchase Agreement may be provided in software media, made available for loading onto Customer's maintenance laptop or conveyed through electronic access. Such data and the software required to access such data and information shall be considered "Materials", and not "Aircraft Software" even when used onboard the Aircraft.

3. <u>Additional Terms and Conditions</u>.

Boeing will license and load or install the above Materials on the following conditions:

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(i) Notwithstanding any provision in the Purchase Agreement to the contrary, the license and access to the Materials referred to in Articles 1 and 2, above, as well as the provision and license of the Software Developer Kits (**SDK**s) for the EFB and the Core Network, shall be pursuant to the terms and conditions of the CSGTA; and

(ii) The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing's loading/installation of the Materials.

The CSGTA must be executed between Boeing and Customer no later than ninety (90) days prior to delivery of Customer's first 787 Aircraft.

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BOEING

Very truly yours,

THE BOEING COMPANY

By ____________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ____________________

Its ____________________

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XIA-PA-03586-LA-1002940

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Special Matters relating to COTS Software and End User License Agreements

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

**Recitals**

1. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (**COTS Software**).

2. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (**EULA**), which covers the right to use the COTS Software. The EULA's also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

**Agreement**

1. At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULA's applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA's.

XIA-PA-03586-LA-1002940 November 04, 2010
EULA Special Matters LA Page 1
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

2. Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULA's.

3. In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA's, including without limitation the re-licensing of the software to Customer's transferee and the flow down within such license of the further requirement that Customer's transferee comply with and flow to other transferees the obligations of the EULA.

XIA-PA-03586-LA-1002940 November 04, 2010
EULA Special Matters LA Page 2
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002940
EULA Special Matters

November 04, 2010
LA Page 3

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

XIA-PA-03586-LA-1002941

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Liquidated Damages – Non-Excusable Delay

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

**Definition of Terms:**

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (**Scheduled Delivery**) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1. Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of fourteen (14) days (collectively the **Non-Excusable Delay Payment Period**) at a rate of *** per day per Aircraft not to exceed an aggregate sum of *** per Aircraft (**Liquidated Damages**).

2. Interest.

In addition to the Liquidated Damages in paragraph 1, for each day of Non-Excusable Delay commencing fourteen (14) days after the Scheduled Delivery, Boeing will pay Customer interest calculated as follows (**Interest**):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) day, or three hundred sixty-six (366) days, as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the 90 day Certificate of Deposit rate as published in the Wall Street

XIA-PA-03586-LA-1002941 February 17, 2011
Liquidated Damages Non-Excusable Delay LA Page 1
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Journal, US edition, effective the first business day of the calendar quarter of the scheduled delivery date of the Aircraft and reset each calendar quarter.

Such interest will be calculated on a simple interest basis and paid in full at actual delivery.

3. Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds *** days (**Non-Excusable Delay Period**). After such Non-Excusable Delay Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other.

4. Termination.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer the entire principal amount of the advance payments received by Boeing for such Aircraft.

5. Exclusive Remedies.

The Liquidated Damages and Interest payable in accordance with paragraphs 1 and 2 of this Letter Agreement, and Customer's right to terminate pursuant to this Letter Agreement are Customer's exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7. Confidential Treatment.

XIA-PA-03586-LA-1002941 February 17, 2011
Liquidated Damages Non-Excusable Delay LA Page 2
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XIA-PA-03586-LA-1002941 February 17, 2011
Liquidated Damages Non-Excusable Delay LA Page 3
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002941 February 17, 2011
Liquidated Damages Non-Excusable Delay LA Page 4
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

XIA-PA-03586-LA-1002942

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Model 787 Open Configuration Matters

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer's Model 787-8 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification Number 787B1-4102-C, dated 9-17-2010, which reflects the Boeing baseline Model 787-8 LOPA B871266 as described in Article 1, Table 1 and Exhibit A of the Purchase Agreement. Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer's Aircraft has not yet been defined.

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then current Model 787 Airplane Configuration Specification document and selections from the then current 787 Airplane Descriptions and Selections document (**Final Configuration**) in accordance with the following schedule:

1.2.1 Subject to the provisions of Article 1.2.2, below, Final Configuration shall be completed no later than 18 months prior to delivery of the first Aircraft.

1.2.2 If Customer wishes to include installation of Customer's BFE premium class seats in the configuration of the Aircraft, Customer shall give written notice to Boeing no later than twenty-seven (27) months prior to delivery of the first Aircraft, and final configuration of Customer's BFE premium Class seats shall be completed no later than twenty-four (24) months prior to delivery of the first Aircraft.

XIA-PA-03586-LA-1002942 April 5, 2011
Open Configuration Matters-787 LA Page 1
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

2. Amendment of the Purchase Agreement.

Within thirty (30) days following Final Configuration Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1 changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration (**Baseline Changes**);

2.2 incorporation into Exhibit A of the Purchase Agreement of those Optional Features which have been agreed to by Customer and Boeing (**Customer Configuration Changes**);

2.3 revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance of the incorporation of the Customer Configuration Changes;

2.4 changes to the Optional Features Prices, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft to adjust for (i) the difference, if any, between the Three Million One Hundred Thirty-Eight Thousand Eight Hundred U.S. Dollars ($3,138,800) included in the Aircraft Basic Price for lavatories, galleys, partitions and closets (**Interior Items**) and the price of the Interior Items (quantity, design and supplier) reflected in the Customer Configuration Changes; and (ii) the difference, between the estimated amount of One Million Nine Hundred Fifty Thousand U.S. Dollars ($1,950,000) for Optional Features reflected in the Aircraft Basic Price and the actual prices of the Optional Features reflected in the Customer Configuration Changes; and

2.5 changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount of Six Million U.S. Dollars ($6,000,000) for In-Flight Entertainment (**IFE**) and the price of the IFE reflected in the Customer Configuration Changes.

3. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XIA-PA-03586-LA-1002942 April 5, 2011
Open Configuration Matters-787 LA Page 2
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002942
Open Configuration Matters-787

April 5, 2011
LA Page 3

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

XIA-PA-03586-LA-1002943

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Aircraft Performance Guarantees

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XIA-PA-03586-LA-1002943 November 04, 2010
Performance Guarantees LA Page 1
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002943
Performance Guarantees

November 04, 2010
LA Page 2

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 2

**MODEL 787-8 PERFORMANCE GUARANTEES**

**FOR XIAMEN AIRLINES**

| SECTION | CONTENTS |
|---|---|
| 1 | AIRCRAFT MODEL APPLICABILITY |
| 2 | FLIGHT PERFORMANCE |
| 3 | MANUFACTURER'S EMPTY WEIGHT |
| 4 | AIRCRAFT CONFIGURATION |
| 5 | GUARANTEE CONDITIONS |
| 6 | GUARANTEE COMPLIANCE |
| 7 | EXCLUSIVE GUARANTEES |

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 3

## 1 AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787-8 Aircraft with a maximum takeoff weight of *** kilograms, a maximum landing weight of *** kilograms, and a maximum zero fuel weight of *** kilograms, and equipped with Boeing furnished GEnx-1B64 engines.

## 2 FLIGHT PERFORMANCE

### 2.1 Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** kilograms, at a temperature of ***°C, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Meters |
| TOLERANCE: | *** Meters |
| GUARANTEE: | *** Meters |

### 2.2 Landing

The FAA approved landing field length at a gross weight of *** kilograms and at a sea level altitude, shall not be more than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Meters |
| TOLERANCE: | *** Meters |
| GUARANTEE: | *** Meters |

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 4

**2.3 Cruise Range**

The still air range at an initial cruise altitude of *** feet on a standard day at *** Mach number, starting at a gross weight of *** kilograms and consuming *** kilograms of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Nautical Miles |
| TOLERANCE: | *** Nautical Miles |
| GUARANTEE: | *** Nautical Miles |

Conditions and operating rules:

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

**2.4 Mission**

**2.4.1 Mission Payload**

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a Hangzhou to Vancouver route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Kilograms |
| TOLERANCE: | *** Kilograms |
| GUARANTEE: | *** Kilograms |

Conditions and operating rules:

| | |
|---|---|
| Stage Length: | The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent. |
| Takeoff: | The airport altitude is *** feet. |
| | The airport temperature is ***°C. |
| | The runway length is *** feet. |
| | The following obstacle definition is based on a straight-out departure where the obstacle height and distance are specified with reference to the liftoff end of the runway: |

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 5

| | Distance | Height |
|---|---|---|
| 1. | *** feet | *** feet |
| 2. | *** feet | *** feet |
| 3. | *** feet | *** feet |
| 4. | *** feet | *** feet |

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver: Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb: The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended climb speed for minimum block fuel.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise: The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 6

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent: The Aircraft descends from the final cruise altitude at *** Mach number until *** KCAS is reached.

The descent continues at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver: The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi Out:

| | |
|---|---|
| Fuel | *** Kilograms |

Takeoff and Climbout Maneuver:

| | |
|---|---|
| Fuel | *** Kilograms |
| Distance | *** Nautical Miles |

Approach and Landing Maneuver:

| | |
|---|---|
| Fuel | *** Kilograms |

Taxi In (shall be consumed from the reserve fuel):

| | |
|---|---|
| Fuel | *** Kilograms |

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 7

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to *** percent of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the alternate airport at sea level.

**2.4.2 Mission Block Fuel**

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a *** to *** route) with a *** kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Kilograms |
| TOLERANCE: | *** Kilograms |
| GUARANTEE: | *** Kilograms |

Conditions and operating rules are the same as Paragraph 2.4.1 except as follows:

Block Fuel: The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi Out:

| | |
|---|---|
| Fuel | *** Kilograms |

Takeoff and Climbout Maneuver:

| | |
|---|---|
| Fuel | *** Kilograms |
| Distance | *** Nautical Miles |

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 8

Approach and Landing Maneuver:
Fuel *** Kilograms

Taxi In (shall be consumed from the reserve fuel):
Fuel *** Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Kilograms

**2.4.3 Mission Payload**

The payload for a stage length of 6,597 nautical miles in still air (equivalent to a distance of 6,597 nautical miles with a 0 knot headwind, representative of a Shanghai to New York route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Kilograms |
| TOLERANCE: | *** Kilograms |
| GUARANTEE: | *** Kilograms |

Conditions and operating rules:

Stage Length: The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff: The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The following obstacle definition is based on a straight-out departure where the obstacle height and distance are specified with reference to the liftoff end of the runway:

| | Distance | Height |
|---|---|---|
| 1. | *** feet | *** feet |
| 2. | *** feet | *** feet |
| 3. | *** feet | *** feet |
| 4. | *** feet | *** feet |

Maximum takeoff thrust is used for the takeoff.

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 9

The takeoff gross weight shall conform to FAA Regulations.

| | |
|---|---|
| Climbout Maneuver: | Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear. |
| Climb: | The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended climb speed for minimum block fuel.<br><br>The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.<br><br>The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.<br><br>The temperature is standard day during climb.<br><br>Maximum climb thrust is used during climb. |
| Cruise: | The Aircraft cruises at *** Mach number.<br><br>The initial cruise altitude is *** feet.<br><br>A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.<br><br>The temperature is standard day during cruise.<br><br>The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used. |
| Descent: | The Aircraft descends from the final cruise altitude at *** Mach number until *** KCAS is reached. |

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 10

The descent continues at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver: The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi Out:

| | | |
|---|---|---|
| Fuel | *** | Kilograms |

Takeoff and Climbout Maneuver:

| | | |
|---|---|---|
| Fuel | *** | Kilograms |
| Distance | *** | Nautical Miles |

Approach and Landing Maneuver:

| | | |
|---|---|---|
| Fuel | *** | Kilograms |

Taxi In (shall be consumed from the reserve fuel):

| | | |
|---|---|---|
| Fuel | *** | Kilograms |

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Kilograms

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 11

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to the greater of *** percent of the fuel burned from a redispatch point through the completion of the approach and landing maneuver at the destination airport or a *** minute hold, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the alternate airport at sea level.

**2.4.4 Mission Block Fuel**

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a Shanghai to New York route) with a *** kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Kilograms |
| TOLERANCE: | *** Kilograms |
| GUARANTEE: | *** Kilograms |

Conditions and operating rules are the same as Paragraph 2.4.3 except as follows:

Block Fuel: The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi Out:

| | |
|---|---|
| Fuel | *** Kilograms |

Takeoff and Climbout Maneuver:

| | |
|---|---|
| Fuel | *** Kilograms |
| Distance | *** Nautical Miles |

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 12

Approach and Landing Maneuver:
Fuel *** Kilograms

Taxi In (shall be consumed from the reserve fuel):
Fuel *** Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Kilograms

**2.4.5 Operational Empty Weight Basis**

The Operational Empty Weight (OEW) derived in Paragraph 2.4.6 is the basis for the mission guarantees of Paragraphs 2.4.1, 2.4.2, 2.4.3, and 2.4.4.

P.A. No. 03586
AERO-B-BBA4-M11-0317 SS11-0086
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 13

**2.4.6 Weight Summary - Xiamen Airlines**

| | Kilograms |
|---|---|
| **Standard Model Specification MEW** | *** |
| 787 Airplane Configuration Specification Addendum, 787B1-4102-CXIA02, dated March 25, 2011 | |
| 274 (30 CC / 244 YC) Interior | |
| GEnx Engines | |
| 228383 Kg. Maximum Taxi Weight | |
| 126917 Liters Fuel Capacity | |
| **Changes for Xiamen Airlines*** | |
| Interior Change to 246 Passengers ( 24 CC / 222 YC ) | *** |
| Reference LOPA B876998 | *** |
| In-Flight Entertainment - Head End Equipment | *** |
| Business Class In-Seat Video Equipment | *** |
| Economy Class In-Seat Video Equipment | *** |
| Flight Crew Rest | *** |
| Attendant Crew Rest | *** |
| Options Allowance | *** |
| **Xiamen Airlines Manufacturer's Empty Weight (MEW)** | *** |
| Standard and Operational Items Allowance (Paragraph 2.4.7) | *** |
| **Xiamen Airlines Operational Empty Weight (OEW)** | *** |

| | Quantity | Kilograms | Kilograms |
|---|---|---|---|
| Seat Weight Included* | | | *** |
| Business Class Double - Front Row | *** | *** | |
| Business Class Double | *** | *** | |
| Business Class Double - Aft Row | *** | *** | |
| Economy Class Triple - Front Row | *** | *** | |
| Economy Class Triple | *** | *** | |
| Economy Class Triple - Aft Row | *** | *** | |

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Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 14

**2.4.7 Standard and Operational Items Allowance**

| | Qty | kg | kg | kg |
|---|---|---|---|---|
| **Standard Items Allowance** | | | | *** |
| Unusable Fuel | | | *** | |
| Oil | | | *** | |
| Oxygen Equipment | | | *** | |
| Portable Oxygen Bottles | *** | *** | | |
| Miscellaneous Equipment | | | *** | |
| First Aid Kits | *** | *** | | |
| Crash Axe | *** | *** | | |
| Megaphones | *** | *** | | |
| Flashlights | *** | *** | | |
| Smoke Goggles | *** | *** | | |
| Smoke Hoods | *** | *** | | |
| Galley Structure & Fixed Inserts (***cu meters @ *** kg/cu meter) | | | *** | |
| **Operational Items Allowance** | | | | *** |
| Crew and Crew Baggage | | | *** | |
| Flight Crew (Inc. Pilot Flight Bag) (3 @ 95.3 kg. ea.) | *** | *** | | |
| Cabin Crew (Inc. Flight Att. Kit) (10 @ 81.6 kg. ea.) | *** | *** | | |
| Baggage (13 @ 13.6 kg. ea.) | *** | *** | | |
| Catering Allowance & Removable Inserts: 2 Meal Service | | | *** | |
| Business Class | *** | *** | | |
| Economy Class | *** | *** | | |
| Passenger Service Equipment (246 @ 1.36 kg. ea.) | | | *** | |
| Potable Water - (681 Liters) | *** | | *** | |
| Waste Tank Disinfectant | *** | | *** | |
| Emergency Equipment (Includes Over Water Equip.) | | | *** | *** |
| Slide Rafts: Main Entry | *** | *** | | |
| Life Vests | *** | *** | | |
| Locator Transmitter | *** | *** | | |
| Cargo System | | | *** | |
| Pallets (5 @ 131.5 kg ea.) | | *** | | |
| Containers (12 @ 90.7 kg ea.) | | *** | | |
| **Total Standard and Operational Items Allowance** | | | | *** |

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Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 15

**3 MANUFACTURER'S EMPTY WEIGHT**

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value specified in the Customer's Detail Specification plus two percent.

**4 AIRCRAFT CONFIGURATION**

**4.1** The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision C, "787 Airplane Configuration Specification", dated September 17, 2010 as amended by Addendum Document 787B1-4102-CXIA02, dated March 25, 2011, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer's Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

**4.2** The guarantee payloads of Paragraph 2.4.1 and 2.4.3 and the specified payloads of Paragraph 2.4.2 and 2.4.4 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

**5 GUARANTEE CONDITIONS**

**5.1** All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

**5.2** The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through

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Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 16

25-117, subject to the approval of the Federal Aviation Administration.

**5.3** In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

**5.4** The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with anti-skid operative, and with the Aircraft center of gravity on an alternate forward center of gravity limit of 18 percent of the mean aerodynamic chord unless otherwise specified. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

**5.5** The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees includes allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

**5.6** The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

**5.7** Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per gallon.

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Attachment A to Letter Agreement
No. XIA-PA-03586-LA-1002943
GEnx-1B64 Engines
Page 17

## 6 GUARANTEE COMPLIANCE

**6.1** Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

**6.2** Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

**6.3** Compliance with the cruise range guarantee and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

**6.4** The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

**6.5** Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

**6.6** The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

**6.7** Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

## 7 EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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## MODEL 787-8 PERFORMANCE GUARANTEES

## FOR XIAMEN AIRLINES

| SECTION | CONTENTS |
|---|---|
| 1 | AIRCRAFT MODEL APPLICABILITY |
| 2 | FLIGHT PERFORMANCE |
| 3 | MANUFACTURER'S EMPTY WEIGHT |
| 4 | AIRCRAFT CONFIGURATION |
| 5 | GUARANTEE CONDITIONS |
| 6 | GUARANTEE COMPLIANCE |
| 7 | EXCLUSIVE GUARANTEES |

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

## 1 AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787-8 Aircraft with a maximum takeoff weight of *** kilograms, a maximum landing weight of *** kilograms, and a maximum zero fuel weight of *** kilograms, and equipped with Boeing furnished Trent 1000-A engines.

## 2 FLIGHT PERFORMANCE

### 2.1 Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** kilograms, at a temperature of ***°C, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Meters |
| TOLERANCE: | *** Meters |
| GUARANTEE: | *** Meters |

### 2.2 Landing

The FAA approved landing field length at a gross weight of *** kilograms and at a sea level altitude, shall not be more than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Meters |
| TOLERANCE: | *** Meters |
| GUARANTEE: | *** Meters |

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BOEING

## 2.3 Cruise Range

The still air range at an initial cruise altitude of *** feet on a standard day at *** Mach number, starting at a gross weight of *** kilograms and consuming *** kilograms of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Nautical Miles |
| TOLERANCE: | *** Nautical Miles |
| GUARANTEE: | *** Nautical Miles |

Conditions and operating rules:

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

## 2.4 Mission

### 2.4.1 Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Kilograms |
| TOLERANCE: | *** Kilograms |
| GUARANTEE: | *** Kilograms |

Conditions and operating rules:

Stage Length: The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff: The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The following obstacle definition is based on a straight-out departure where the obstacle height and distance are specified with reference to the liftoff end of the runway:

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BOEING

| | Distance | Height |
|---|---|---|
| 1. | *** feet | *** feet |
| 2. | *** feet | *** feet |
| 3. | *** feet | *** feet |
| 4. | *** feet | *** feet |

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver: Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb: The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended climb speed for minimum block fuel.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise: The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

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| | |
|---|---|
| Descent: | The Aircraft descends from the final cruise altitude at *** Mach number until *** KCAS is reached. |
| | The descent continues at *** KCAS to an altitude of *** feet above the destination airport altitude. |
| | Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level. |
| | The temperature is standard day during descent. |
| Approach and Landing Maneuver: | The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands. |
| | The destination airport altitude is *** feet. |
| Fixed Allowances: | For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances: |

Taxi Out:

| | |
|---|---|
| Fuel | *** Kilograms |

Takeoff and Climbout Maneuver:

| | |
|---|---|
| Fuel | *** Kilograms |
| Distance | *** Nautical Miles |

Approach and Landing Maneuver:

| | |
|---|---|
| Fuel | *** Kilograms |

Taxi In (shall be consumed from the reserve fuel):

| | |
|---|---|
| Fuel | *** Kilograms |

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Kilograms

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BOEING

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to *** percent of the fuel burned from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the alternate airport at sea level.

### 2.4.2 Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot tailwind, representative of a *** to *** route) with a *** kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Kilograms |
| TOLERANCE: | *** Kilograms |
| GUARANTEE: | *** Kilograms |

Conditions and operating rules are the same as Paragraph 2.4.1 except as follows:

Block Fuel: The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi Out:
Fuel *** Kilograms

Takeoff and Climbout Maneuver:
Fuel *** Kilograms
Distance *** Nautical Miles

Approach and Landing Maneuver:
Fuel *** Kilograms

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BOEING

Taxi In (shall be consumed from the reserve fuel):

Fuel *** Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Kilograms

**2.4.3 Mission Payload**

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Kilograms |
| TOLERANCE: | *** Kilograms |
| GUARANTEE: | *** Kilograms |

Conditions and operating rules:

Stage Length: The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff: The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The following obstacle definition is based on a straight-out departure where the obstacle height and distance are specified with reference to the liftoff end of the runway:

| | Distance | Height |
|---|---|---|
| 1. | *** feet | *** feet |
| 2. | *** feet | *** feet |
| 3. | *** feet | *** feet |
| 4. | *** feet | *** feet |

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

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BOEING

| | |
|---|---|
| Climbout Maneuver: | Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear. |
| Climb: | The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended climb speed for minimum block fuel.<br><br>The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.<br><br>The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.<br><br>The temperature is standard day during climb.<br><br>Maximum climb thrust is used during climb. |
| Cruise: | The Aircraft cruises at *** Mach number.<br><br>The initial cruise altitude is *** feet.<br><br>A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.<br><br>The temperature is standard day during cruise.<br><br>The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used. |
| Descent: | The Aircraft descends from the final cruise altitude at *** Mach number until *** KCAS is reached.<br><br>The descent continues at *** KCAS to an altitude of *** feet above the destination airport altitude. |

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Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver: The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi Out:
Fuel *** Kilograms

Takeoff and Climbout Maneuver:
Fuel *** Kilograms
Distance *** Nautical Miles

Approach and Landing Maneuver:
Fuel *** Kilograms

Taxi In (shall be consumed from the reserve fuel):
Fuel *** Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Kilograms

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BOEING

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to the greater of *** percent of the fuel burned from a redispatch point through the completion of the approach and landing maneuver at the destination airport or a *** minute hold, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the alternate airport at sea level.

### 2.4.4 Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route) with a *** kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

| | |
|---|---|
| NOMINAL: | *** Kilograms |
| TOLERANCE: | *** Kilograms |
| GUARANTEE: | *** Kilograms |

Conditions and operating rules are the same as Paragraph 2.4.3 except as follows:

Block Fuel: The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi Out:

| | |
|---|---|
| Fuel | *** Kilograms |

Takeoff and Climbout Maneuver:

| | |
|---|---|
| Fuel | *** Kilograms |
| Distance | *** Nautical Miles |

Approach and Landing Maneuver:

| | |
|---|---|
| Fuel | *** Kilograms |

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BOEING

Taxi In (shall be consumed from the reserve fuel):
Fuel *** Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Kilograms

### 2.4.5 Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.4.6 is the basis for the mission guarantees of Paragraphs 2.4.1, 2.4.2, 2.4.3, and 2.4.4.

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### 2.4.6 Weight Summary - Xiamen Airlines

| | Kilograms |
|---|---|
| **Standard Model Specification MEW** | *** |
| 787 Airplane Configuration Specification Addendum, 787B1-4102-CXIA02, dated March 25, 2011 | |
| 274 (30 CC / 244 YC) Interior | |
| Trent 1000 Engines | |
| 228383 Kg. Maximum Taxi Weight | |
| 126917 Liters Fuel Capacity | |
| **Changes for Xiamen Airlines*** | |
| Interior Change to 246 Passengers ( 24 CC / 222 YC ) | *** |
| Reference LOPA B876998 | |
| In-Flight Entertainment - Head End Equipment | *** |
| Business Class In-Seat Video Equipment | *** |
| Economy Class In-Seat Video Equipment | *** |
| Flight Crew Rest | *** |
| Attendant Crew Rest | *** |
| Options Allowance | *** |
| **Xiamen Airlines Manufacturer's Empty Weight (MEW)** | *** |
| Standard and Operational Items Allowance (Paragraph 2.4.7) | *** |
| **Xiamen Airlines Operational Empty Weight (OEW)** | *** |

| | Quantity | Kilograms | Kilograms |
|---|---|---|---|
| Seat Weight Included* | | | *** |
| Business Class Double - Front Row | *** | *** | |
| Business Class Double | *** | *** | |
| Business Class Double - Aft Row | *** | *** | |
| Economy Class Triple - Front Row | *** | *** | |
| Economy Class Triple | *** | *** | |
| Economy Class Triple - Aft Row | *** | *** | |

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### 2.4.7 Standard and Operational Items Allowance

| | Qty | kg | kg | kg |
|---|---|---|---|---|
| **Standard Items Allowance** | | | | *** |
| Unusable Fuel | | | *** | |
| Oil | | | *** | |
| Oxygen Equipment | | | *** | |
| Portable Oxygen Bottles | *** | *** | | |
| Miscellaneous Equipment | | | *** | |
| First Aid Kits | *** | *** | | |
| Crash Axe | *** | *** | | |
| Megaphones | *** | *** | | |
| Flashlights | *** | *** | | |
| Smoke Goggles | *** | *** | | |
| Smoke Hoods | *** | *** | | |
| Galley Structure & Fixed Inserts (22.9 cu meters @ 75.3 kg/cu meter) | | | *** | |
| **Operational Items Allowance** | | | | *** |
| Crew and Crew Baggage | | | *** | |
| Flight Crew (Inc. Pilot Flight Bag) (3 @ 95.3 kg. ea.) | *** | *** | | |
| Cabin Crew (Inc. Flight Att. Kit) (10 @ 81.6 kg. ea.) | *** | *** | | |
| Baggage (13 @ 13.6 kg. ea.) | *** | *** | | |
| Catering Allowance & Removable Inserts: 2 Meal Service | | | *** | |
| Business Class | *** | *** | | |
| Economy Class | *** | *** | | |
| Passenger Service Equipment (246 @ 1.36 kg. ea.) | | | *** | |
| Potable Water - (681 Liters) | | | *** | |
| Waste Tank Disinfectant | | | *** | |
| Emergency Equipment (Includes Over Water Equip.) | | | *** | |
| Slide Rafts: Main Entry | *** | *** | | |
| Life Vests | *** | *** | | |
| Locator Transmitter | *** | *** | | |
| Cargo System | | | *** | |
| Pallets (5 @ 131.5 kg ea.) | | *** | | |
| Containers (12 @ 90.7 kg ea.) | | *** | | |
| **Total Standard and Operational Items Allowance** | | | | *** |

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## 3 MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value specified in the Customer's Detail Specification plus two percent.

## 4 AIRCRAFT CONFIGURATION

**4.1** The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision C, "787 Airplane Configuration Specification", dated September 17, 2010 as amended by Addendum Document 787B1-4102-CXIA02, dated March 25, 2011, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer's Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

**4.2** The guarantee payloads of Paragraph 2.4.1 and 2.4.3 and the specified payloads of Paragraph 2.4.2 and 2.4.4 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

## 5 GUARANTEE CONDITIONS

**5.1** All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

**5.2** The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

**5.3** In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft

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as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

**5.4** The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with anti-skid operative, and with the Aircraft center of gravity on an alternate forward center of gravity limit of 18 percent of the mean aerodynamic chord unless otherwise specified. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

**5.5** The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees includes allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

**5.6** The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

**5.7** Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per gallon.

## 6 GUARANTEE COMPLIANCE

**6.1** Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

**6.2** Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

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**6.3** Compliance with the cruise range guarantee and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

**6.4** The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

**6.5** Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

**6.6** The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

**6.7** Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

## 7 EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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XIA-PA-03586-LA-1002944

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Model 787 Post-Delivery Software & Data Loading

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787 aircraft (**Aircraft**)

Letter Agreement entitled "Model 787 e-Enabling Software Matters"

Customer Services General Terms Agreement No. 5C (**CSGTA**) between Boeing and Customer, including Supplemental Agreement for Electronic Access (**SA-EA**), Supplemental Agreement for e-Enabling (**SA-eE**), and 787 Software License Orders

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

All software referred to in this Letter Agreement is considered customer operational software and therefore will only be installed after title transfer of the Aircraft.

1. Boeing-Provided e-Enabled Software and Data.

Immediately following title transfer of the Aircraft to Customer, Boeing may load Boeing-provided software and data onto onboard loadable hardware that enable the Aircraft to optimize its e-Enabled features as described in the Purchase Agreement and the 787 Software License Orders.

2. Customer Provided Software and Data.

2.1 Airline Modifiable Software. If Customer has elected to customize software or modify settings and features of selected onboard software or databases per Exhibit A of the Purchase Agreement, at Customer's request, Boeing will provide a courtesy load of Customer's version of the software immediately following title transfer of the Aircraft. Boeing will load Customer software if it is provided to Boeing within

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specified lead times and schedule. If Customer fails to provide the software in accordance with Boeing's instructions, the Aircraft will be solely configured with the Boeing baseline production standard software in lieu of Customer's selected version.

2.2 Jeppesen, Inc. (**Jeppesen**) and/or Other Third Party Software and Databases. If Customer provides Customer-developed software applications or has licensed additional software or databases from Jeppesen and/or other third party supplier for installation onto an onboard loadable system, at Customer's request, Boeing will also provide a courtesy load of this software immediately following title transfer of the Aircraft. If Customer fails to provide the software in accordance with Boeing's instructions, Boeing will not load this software.

2.3 IFE Customer Software. **IFE Customer Software** shall mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE System. Boeing will make the Aircraft available to Customer's IFE supplier for loading of the IFE Customer Software via vendor service bulletin immediately following title transfer of the Aircraft.

3. Additional Terms and Conditions.

3.1 With respect to Customer provided software and data referenced in Article 2.1 and 2.2, above, Customer shall grant, and/or shall obtain from the suppliers, a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy and load the software on the Aircraft. Boeing will retain a copy of the software/data for loading on future Aircraft deliveries, however, Boeing expects Customer to provide updated software applications and databases for each Aircraft delivery. Boeing will treat all copies of this software/data in confidence and use the same only as specifically authorized under the terms of this Letter Agreement.

3.2 The loading services performed by Boeing pursuant to this Letter Agreement will be performed in a workmanlike manner. Customer's sole remedy and Boeing's sole obligation and liability are limited to the no-charge re-performance of the courtesy load, on a one-time-only basis. In the event that any Customer-provided software referred to in Article 2.1 above, fails to reload successfully, the Aircraft will be solely configured with the Boeing baseline production standard software. In the event that any Customer-provided software referred to in Article 2.2 fails to reload successfully, Boeing will not be responsible to make further loading attempts and Aircraft fly-away will occur as scheduled. If any IFE Customer Software fails to load successfully to permit the Aircraft to fly-away as scheduled, Customer shall make alternate loading arrangements with its IFE supplier for loading after the Aircraft has flown-away. At Customer's request, Boeing will re-install the catalogue selected IFE configuration prior to Aircraft fly-away. Customer is responsible for functional testing,

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verification, quality assurance, and operational approval of all Customer provided software.

3.3 A dual signature (Boeing and Customer) Onboard Authentication System (**OAS**) Airplane Modifiable Information (**AMI**) will be installed on the Aircraft giving access to Boeing and Customer, which is required to perform data and software loads after title transfer of the Aircraft. After fly-away, Customer will remove Boeing's access key and certificates from the OAS.

3.4 Customer will defend and indemnify Boeing from and against all claims, suits, and liabilities arising out of any actual or alleged infringement of any patent or other intellectual property rights through the installation or use of software by Boeing pursuant to this Letter Agreement. For the purposes of this Article 3.4, **Boeing** is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

3.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement (**AGTA**) and the insurance provisions of Article 8.2 of the AGTA shall apply to Boeing's loading of all software and data pursuant to this Letter Agreement. For purposes of this Article 3.5, all software and data provided directly by Boeing will be defined as **Materials** (and not "Aircraft Software"). Title to and risk of loss of the Aircraft will always remain with Customer during Boeing's performance of these services.

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

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November 04, 2010
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XIA-PA-03586-LA-1002945

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Promotional Support

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1. Definitions.

1.1 **Commitment Limit** shall have the meaning set forth in Article 2, below.

1.2 **Covered Aircraft** shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3 **Performance Period** shall mean the period beginning *** year before and ending *** months after the scheduled delivery month of the first Covered Aircraft.

1.4 **Promotional Support** shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

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1.5 **Qualifying Third Party Fees** shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer anytime after signing of this Purchase Agreement and continuing thru the end of the Performance Period.

2. Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** for the first Covered Aircraft delivered to Customer and not to exceed *** per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter.

3. Methods of Performance.

3.1 Subject to the Commitment Limit, Boeing will reimburse *** of Customer's payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no earlier than commencement of the Performance Period and no later than thirty (30) months after the delivery of the first Covered Aircraft.

3.2 Notwithstanding the above, at Customer's request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3 In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4. Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer's designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

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consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002945
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April 5, 2011
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XIA-PA-03586-LA-1002946

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Special Terms - Seats and In-flight Entertainment

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Definitions.

1.1 "**Covered Seats**" shall mean those seats which are not otherwise identified in Exhibit A to the Purchase Agreement as Buyer Furnished Equipment.

1.2 "**In-flight Entertainment (IFE) System**" shall mean the IFE identified in the Detail Specification of the Aircraft, inclusive of the IFE software which is required to test and certify the IFE system on the Aircraft, but exclusive of IFE Customer Software.

1.3 "**IFE Customer Software**" shall mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE System.

2. Applicability of Supplemental Exhibit CS1 to the Purchase Agreement.

2.1 Boeing did not enter into product support agreements with the suppliers of the Covered Seats and the IFE System. Customer is responsible to enter into such product support agreements directly with the suppliers of such Covered Seats and IFE System and such provisions will apply in lieu of the provisions of Supplemental Exhibit CS1 to the Purchase Agreement.

2.2 Boeing will incorporate the Covered Seats and IFE System line maintenance information, received from the suppliers of such Covered Seats and IFE System, into Customer's customized Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer's request, Boeing may

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provide update service after delivery to such information subject to the terms of the Purchase Agreement, Supplemental Exhibit CS1 (787 Customer Support Document), Part 2, Article 2.3 relating to Additional Services.

3. Applicability of the Provisions of Exhibit C to the AGTA.

In lieu of the provisions of Part 4 of Exhibit C to the AGTA, the following warranty and patent and copyright indemnities will apply to Covered Seats and the IFE System:

"Boeing will obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from the suppliers of the Covered Seats and IFE System installed on the Aircraft at the time of delivery. If requested by Customer, Boeing will provide copies of such warranties and indemnities to Customer upon request."

4. IFE Customer Software.

Customer is responsible for and assumes all liability with respect to IFE Customer Software.

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

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XIA-PA-03586-LA-1002947

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Spare Parts Commitments

Reference: (a) Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**). (b) Customer Services General Terms Agreement No. 5C (**CSGTA**) between Boeing and Customer

This letter agreement (**Letter Agreement**) is entered into of the date set forth below, and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement shall have the same meaning as in the CSGTA, except for **Aircraft** which will have the meaning as defined in the Purchase Agreement. Unless otherwise stated all references in this Letter Agreement to Articles refer to the Articles contained this Letter Agreement. In consideration of Customer's purchase of the Aircraft, the commitments described in this Letter Agreement will continue for as long as Customer owns or operates the Aircraft.

1. Definitions.

1.1 **Customer's Demand Date** means the delivery date specified by Customer in its Order to Boeing for a Spare Part.

1.2 "**Customer Hold Time**" means the period of time between the date on which Boeing requests a decision, information or act from Customer and the date Customer provides such decision or information or performs such act. This includes, but is not limited to time expended (i) waiting for Customer's clarification of missing order data or Customer's approval of Boeing's quote for goods or services, (ii) resolving order discrepancies or technical discrepancies, (iii) obtaining engineering decisions from Customer, (iv) waiting for receipt of a part which has been shipped to a location other than the designated Boeing service center, and (v) resolving any Boeing constraints on processing an Order due to the status of Customer's credit with Boeing.

1.3 **Beyond Economic Repair** (**BER)** is the term applied to a part whose repair or overhaul will exceed sixty-five percent (65%) of Boeing's then current price for a new such replacement part.

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1.4 **Order Date** means the date on which an Order is established in accordance with the provisions of the CSGTA.

1.5 **Shelf Stock Part** means at any time a Spares Prone Part that has been ordered two (2) or more times from Boeing within the most recent consecutive twelve (12) month period.

1.6 "**Spares Prone Part**" means a Boeing Spare Part that is identified and recommended by Boeing in its provisioning data as a part that for the life of the aircraft can be expected to be replaced during normal aircraft line maintenance or during overhaul of line replaceable units due to, failure, wear, deterioration, maintenance, damage, loss, corrosion, vibration, or temperature.

2. Delivery Commitment for New Spare Parts.

2.1 Boeing will deliver in accordance with the provisions of the CSGTA within the lead times specified below, Boeing Spare Parts other than (i) Boeing Spare Parts ordered as part of Customer's initial provisioning for an aircraft or (ii) kits; provided that such Boeing Spare Parts are Ordered after the execution of this Letter Agreement and are in continuous production for an aircraft model in production on the Order Date.

2.1.1 A Shelf Stock Part will ship either (i) in not more than fifteen (15) calendar days from its Order Date, or (ii) prior to Customer's Demand Date, whichever is later.

2.1.2 A Spares Prone Part that is not a Shelf Stock Part will ship either (i) in not more than ninety (90) calendar days from its Order Date, or (ii) prior to Customer's Demand Date, whichever is later.

2.2 For Boeing Spare Parts not in continuous production on the Order Date, Boeing will expend reasonable efforts to meet Customer's Demand Date.

3. Remedies Regarding Delivery.

3.1 If Boeing anticipates it will be unable to ship a Boeing Spare Part within the applicable commitment time described in Article 2.1, Boeing may take one or more of the following actions:

3.1.1 Boeing may remove such Boeing Spare Part from a higher assembly in Boeing's inventory, if available, and ship to Customer; or

3.1.2 Boeing may provide to Customer a loaned Boeing Spare Part until a new Boeing Spare Part can be delivered; or

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3.1.3 Boeing may provide to Customer reimbursement of Customer's reasonable lease charges for a replacement part.

3.2 If as a result of an action described in Article 3.1, Boeing provides to Customer the applicable Boeing Spare Part within the commitment period described in Article 2.1 or provides reimbursement in accordance with Article 3.1.3, and, in either case, thereafter completes the Order as soon as such Boeing Spare Part is available for shipment, Boeing shall be deemed to have satisfied the commitments described in Article 2.1.

3.3 Subject to the limitations described in Article 3.4, if Boeing does not satisfy the requirements of Article 2.1 through one or more of the actions described in Article 3.1, Boeing will provide a credit to the Customer in an amount of one half of one percent (0.5%) of Boeing's then current list price of the Boeing Spare Part for each calendar day the delivery of such Boeing Spare Part is delayed, but not to exceed Boeing's then current list price for such Boeing Spare Part.

3.4 The provisions of Article 3.3 will not apply to delay in delivery which is (i) due to the failure of Customer's carrier to take possession of the Boeing Spare Parts, or (ii) otherwise permitted by applicable law or contract, including without limitation any provisions relating to excusable delay.

3.5 The remedies described in this Article 3 are Customer's exclusive remedies for Boeing's failure to comply with the provisions of Articles 2.1 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer's delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer's delivery requirements.

4. Spare Part Price Escalation.

Beginning with the Spares Catalog in effect as of the execution date of this Letter Agreement and for each Spares Catalog released thereafter, (i) the aggregate price of the Spare Parts listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog will not be increased to a number greater than the Spares Adjusted Price as defined in Article 5, and (ii) the price of an individual Spare Part listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog will not be increased by a factor greater than two times the escalation factor (**AE**) where $AE = (L_q + M_q) - 1$, as $L_q$ and $M_q$ are defined in Article 5.

5. Spare Part Price Formula.

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5.1 The formula used to determine the annual aggregate price escalation for Spare Parts listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog (**Spares Adjusted Price**) is as follows:

$AP= (P) (L_q + M_q)$

Where:

AP= Spares Adjusted Price

P = Aggregate price of all Spare Parts listed in the Spares Catalog in effect prior to the then current Spares Catalog that are also listed in the then current Spares Catalog.

$L_q$= The labor index which will be equal to eighty percent (80%) of the quotient obtained from utilizing the Current Year Index Value (defined below) divided by the Base Year Index Value (defined below) for "Average Hourly Earnings – Other Aircraft Parts & Equipment" as published by the U.S. Department of Labor, Bureau of Labor Statistics including those noted as preliminary (NAICS Code = 336413, Series ID = CEU3133640008). The final value of $L_q$ will be rounded to the nearest ten thousandth.

$M_q$= The material index which will be equal to 20% of the quotient obtained from utilizing the Current Year Index Value (defined below) divided by the Base Year Index Value (defined below) for "Producer Price Index – Industrial Commodities" as published by the U.S. Department of Labor, Bureau of Labor Statistics including those noted as preliminary (Series ID = WPU03 through 15). The final value of Mq will be rounded to the nearest ten thousandth.

Current Year Index Value= Arithmetic average (rounded to the nearest thousandth) of the April, May and June index values of the applicable index for the year preceding the effective date of the then current Spares Catalog.

Base Year Arithmetic average (rounded to the nearest hundredth) of the April, May and June Index values of the applicable

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| | |
|---|---|
| Index Value= | index for the year two (2) years preceding the effective date of the then current Spares Catalog. |

The final value of AP will be rounded to the nearest cent.

5.2 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the $L_q$ and $M_q$ values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Spares Adjusted Price, Boeing will select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.

5.3 Any rounding of a number, as required under this Article 5 will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next highest number.

6. Processing Time Commitment for Spare Prone Parts Returned for Repair or Overhaul.

6.1 The processing time commitments in this Article 6 are for any Spares Prone Part which (i) is in continuous production for an aircraft model in production at the time such Spares Prone Part is returned to Boeing for repair or overhaul, (ii) is returned to Boeing for repair or overhaul after the execution of this Letter Agreement, (iii) has a new part list price of less than Two hundred thousand U.S. Dollars ($200,000), and (iv) is not a BER Part. A Spares Prone Part meeting the criteria defined in this Article 6.1 shall be called a **Qualifying In-Production Spares Prone Part**.

6.2 Boeing will repair or overhaul due to normal wear and tear any Qualifying In-Production Spares Prone Part in (i) twenty-eight (28) calendar days for 787 model aircraft and (ii) thirty-five (35) calendar days for all other models of Boeing aircraft, in each case calculated as specified in Article 6.3.

6.3 The number days expended by Boeing in processing the repair or overhaul, will be determined by calculating the number of days which elapse between the date Boeing takes delivery of the applicable Qualifying In-Production Spare Prone Part and the date of shipment of such repaired or overhauled Qualifying In-Production Spares Prone Part minus any days during that period in which due to Customer Hold Time Boeing does not process the applicable overhaul or repair during either all or a portion of Boeing's standard eight hour work day.

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6.4 Boeing will expend reasonable efforts to meet its quoted repair times for repairs or overhauls applicable to (i) parts other than any Qualifying In-Production Spares Prone Part, and (ii) repairs or overhauls that extend beyond normal wear and tear for any Qualifying In-Production Spares Prone Part.

7. Remedies Regarding Processing Time.

7.1 If Boeing anticipates it will be unable to meet the processing time commitments established in Article 6.2, Boeing may take one or more of the following actions:

7.1.1 Boeing may provide to Customer a serviceable exchange part that has equal or greater service life of the part returned for repair or overhaul; or

7.1.2 Boeing may provide to Customer a part as a loan until the repaired or overhauled part is returned to the Customer; or

7.1.3 Boeing may provide to Customer reimbursement of Customer's reasonable lease charges for a replacement part.

7.2 If as a result of an action described in Article 7.1, Boeing provides to Customer a suitable repaired or overhauled Qualifying In-Production Spares Prone Part within the commitment periods described in Article 6.2, or provides reimbursement in accordance with Article 7.1.3, and in either case, thereafter completes the applicable contract as soon as such repaired or overhauled part is available for shipment, Boeing will be deemed to have satisfied the commitments described in Article 6.2.

7.3 Subject to the limitations described in Article 7.4, if Boeing does not satisfy the requirements of Article 6.2 through one or more of the actions described in Article 7.1, Boeing will provide a credit to the Customer in an amount of *** of the repair or overhaul price for the applicable Qualifying In-Production Spares Prone Part, for each calendar day the delivery of such part is delayed but not to exceed the repair or overhaul price for the applicable Qualifying In-Production Spares Prone Part.

7.4 The provisions of Article 7.3 will not apply to delay in delivery which is due to (i) Customer Hold Time, (ii) the failure of Customer's carrier to take possession of the applicable Qualifying In-Production Spares Prone Part, or (iii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to excusable delay.

7.5 The remedies provided in this Article 7 are Customer's exclusive remedies for Boeing's failure to comply with the provisions of Article 6.2 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to

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meet Customer's delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer's delivery requirements.

8. Substitution for Obsolete Spare Parts.

After delivery of the first Aircraft, if any unused and undamaged Spare Part purchased by Customer from Boeing for the Aircraft, or other aircraft in Customer's fleet of the same model type, is rendered obsolete and unusable due to a Boeing initiated change that results in a redesign of the Aircraft or any accessory, equipment or part thereof, (other than a redesign at Customer's request), Boeing will make available to Customer a replacement part at the detail part level on a no charge substitution basis provided Customer requests such substitution from Boeing in writing within four (4) years of delivery of the affected Spare Part to Customer.

9. Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement shall control.

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BOEING PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002947
Spare Parts Commitments-787

November 04, 2010
LA Page 8

BOEING PROPRIETARY

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XIA-PA-03586-LA-1002948

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Spare Parts Initial Provisioning

Reference: a) Purchase Agreement No. 03586 (**Purchase Agreement**) to Purchase Agreement No. @ between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**).
b) Customer Services General Terms Agreement No. 5C (**CSGTA**) between Boeing and Customer.

This letter agreement (**Letter Agreement**) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for "Aircraft" which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer's successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1. Definitions.

1.1 **Provisioning Data** means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (**RSPL**), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2 **Provisioning Items** means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (**GSE**), quick engine change (**QEC**) kits**,** engines and engine parts.

1.3 **Provisioning Products Guide** means the Boeing Manual D6-81834 entitled "**Spares Provisioning Products Guide**".

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2. Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

3. Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, QEC kits, or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

3.2.2 Supplier Spare Parts. . Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that

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are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, QEC kits, or engine spare parts will be *** of the supplier's list price for such items

3.3 Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4. Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5. Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably

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designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6. Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft, and ending *** years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.

6.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (**MRA**) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will

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advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to *** of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's *** handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7. Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8. Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9. Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

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BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002948
Spare Parts Initial Provisioning

April 5, 2011
LA Page 6

BOEING PROPRIETARY

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BOEING

XIA-PA-03586-LA-1002949

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People's Republic of China

Subject: Special Matters

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Credit Memoranda.

1.1 Basic Credit Memorandum. At the time of delivery of each 787-85C Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in the amount of ***.

1.2 Loyal Customer Credit Memorandum. At the time of delivery of each 787-85C Aircraft, Boeing will issue to Customer a Loyal Customer Credit Memorandum in the amount of ***.

1.3 Customer Support Credit Memorandum. At the time of delivery of each 787-85C Aircraft, Boeing will issue to Customer a Customer Support Credit Memorandum in the amount of ***. This Customer Support Credit Memorandum may only be used for the purchase of Boeing Goods and Services and may not be applied against the final delivery payment.

1.4 Special Credit Memorandum. At the time of delivery of each 787-85C Aircraft, Boeing will issue to Customer a Special Credit Memorandum in the amount of ***.

2. Purchase Right Aircraft. If Customer elects to purchase the Purchase Right Aircraft, the following business terms will apply to such Purchase Right Aircraft:

2.1 Purchase Right Aircraft Credit Memorandum. At time of delivery of any Purchase Right Aircraft, Boeing will provide a Purchase Right Credit Memorandum that

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will be determined by multiplying the Airframe Price by a factor of ***. This Purchase Right Aircraft Credit Memorandum will be subject to escalation and will escalate in accordance with the Purchase Right Aircraft Airframe Price.

3. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.4 are in *** base year dollars and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer's taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5. Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Basic Credit Memorandum contained in paragraph 1.1 above, in the event of any unauthorized disclosure by Customer.

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BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002949
Special Matters

March 17, 2011
LA Page 3

BOEING PROPRIETARY

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XIA-PA-03586-LA-1002951

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Special Escalation Program

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Capped Escalation.

1.1 Boeing will cap the Escalation Adjustment for the Airframe Price and Optional Features Prices of each Aircraft for the period beginning *** and continuing through *** (**Capped Period**), in accordance with the terms of this Letter Agreement.

1.2 The Escalation Adjustment for the Airframe Price and Optional Features Prices of each Aircraft will be capped during the Capped Period at a fixed rate of *** per year compounded annually resulting in the escalation factors set forth in Attachment A (**Capped Factor(s)**).

2. Determining Escalation for Aircraft Delivering Within the Capped Period.

2.1 For Aircraft delivering within the Capped Period, Boeing will, at time of Aircraft delivery, calculate the Escalation Adjustment of the Airframe Price and Optional Features Prices using (i) actual indices in accordance with the provisions of Supplemental Exhibit AE1 to the Purchase Agreement (**Standard Escalation Formula**) and (ii) the Capped Factor. The final Aircraft Price will include the escalated Airframe Price and Optional Features Prices utilizing the Standard Escalation Formula or the Capped Factor, whichever is less.

2.2 In the event any Aircraft scheduled to deliver within the Capped Period delivers after the Capped Period, in addition to any other applicable terms and/or

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conditions set forth in the Purchase Agreement, the Escalation Adjustment for the Airframe Price and Optional Features Prices will be calculated in accordance with the Standard Escalation Formula or the Standard Escalation Formula, as modified in paragraph 3 below (which will utilize the Capped Factor for the last month of the Capped Period), whichever is less.

3. Determining Escalation for Aircraft Delivering After the Capped Period.

3.1 For Aircraft scheduled to deliver after the Capped Period, the Escalation Adjustment for the Airframe Price and Optional Features Prices will be calculated in accordance with the provisions of the Standard Escalation Formula or the Standard Escalation Formula, as modified in paragraph 3.2 below (which will utilize the Capped Factor for the last month of the Capped Period), whichever is less.

3.2 For Aircraft delivering after the Capped Period, the below formula will be used to calculate the Escalation Adjustment:

$$P_a = ((P \times F) + B_e)\,((L + M) / (L_e + M_e)) - P$$

Where:

$P_a$= is defined in Supplemental Exhibit AE1
$P$ = is defined in Supplemental Exhibit AE1
$L$ = is defined in Supplemental Exhibit AE1
$M$ = is defined in Supplemental Exhibit AE1
$B_e$= is calculated the same as "B" set forth in Supplemental Exhibit AE1 except "N" is the number of calendar months which have elapsed from the end of the Capped Period up to and including the month of delivery in lieu of the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery
$F$ = is the escalation Capped Factor at the end of the Capped Period
$L_e$ is calculated the same as "L" set forth in Supplemental Exhibit AE1 except the value is calculated based on the last month of the Capped Period in lieu of the Aircraft delivery date
$M_e$ is calculated the same as "M" set forth in Supplemental Exhibit AE1 except the value is calculated based on the last month of the Capped Period in lieu of the Aircraft delivery date.

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4. Affect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

5. Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the firm Aircraft set forth in Table 1 of the Purchase Agreement as of the execution date of this Letter Agreement.

6. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to an Aircraft set forth in Table 1 as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in Articles 2 and 3 of this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

7. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002951
Special Escalation Program

March 17, 2011
LA Page 4

BOEING PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Attachment A to Letter Agreement XIA-PA-03586-LA-1002951

Airframe Price Base Year	***
Beginning of Capped Period:	***
End of Capped Period:	***

Deliveries within the Capped Period

Delivery Month	Mid Point
and Year	Capped Factor
Jun – Aug 2014	***
Sep – Nov 2014	***
Dec 2014 – Feb	***
2015
Feb – Apr 2015	***
Apr – Jun 2015	***
Sep – Nov 2015	***

Deliveries after the Capped Period

Month and Year	Capped Factor
Dec. 2015	***

XIA-PA-03586-LA-1002951		April 8, 2011
Special Escalation Program		LA Page 5
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XIA-PA-03586-LA-1002992

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: AGTA Terms Revisions

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. AGTA Basic Articles.

1.1 The table of contents of the basic articles of the AGTA is revised to add the following items to the listing of appendices:

VIII Post-Delivery Sale with Lease to Seller

IX Sale with Lease

X Post-Delivery Security

1.2 All references to Appendix II, III, IV, V, and VI contained in the following articles of the AGTA shall refer to Appendices II, III, IV, V, and VI attached hereto, in lieu of Appendices II, III, IV, V, and VI currently contained in the AGTA: (i) Article 9.2, "Transfer by Customer at Delivery," (ii) Article 9.3, "Sale or Lease by Customer After Delivery," (iii) Article 9.5, "Exculpatory Clause in Post-Delivery Sale or Lease," and (iv) Article 9.6, "Appointment of Agent – Warranty Claims."

1.3 Article 9.3, "Sale or Lease by Customer After Delivery," of the basic articles of the AGTA is revised to read as follows:

1.4 Post-Delivery Sale or Lease by Customer. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to

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the aircraft under the applicable purchase agreement to the purchaser or lessee of such aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X.

1.5 Article 11, "Notices," of the basic articles of the AGTA is revised to read as follows:

2. Notices.

All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

| | | |
|---|---|---|
| Customer | Delivery or Courier: | Xiamen Airlines<br>+ |
| | Mail: | Xiamen Airlines |
| | Facsimile: | + |
| | Telephone: | 206-766-2604 |
| Boeing | Delivery or Courier: | Boeing Commercial Airplanes<br>1901 Oakesdale Avenue SW<br>Renton, Washington 98055<br>U.S.A.<br><br>Attention: Vice President - Contracts<br>Mail Code 21-34 |
| | Mail: | Boeing Commercial Airplanes<br>P.O. Box 3707<br>Seattle, Washington 98124-2207<br>U.S.A.<br><br>Attention: Vice President - Contracts<br>Mail Code 21-34 |
| | Facsimile: | (425) 237-1706 |
| | Telephone: | (206) 766-2400 |

3. Appendices to the AGTA.

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3.1 Appendices II, III, IV, V and VI, which are attached to this Letter Agreement and entitled respectively "Purchase Agreement Assignment," "Post-Delivery Sale Notice," "Post-Delivery Lease Notice," "Purchaser's/Lessee's Agreement" and "Post-Delivery Owner Appointment of Agent – Warranties," supersede in their entireties Appendices II, III, IV, V and VI currently contained in the AGTA.

3.2 The AGTA is amended to include Appendices VIII, IX and X to the AGTA, attached to this Letter Agreement and entitled, respectively, "Post-Delivery Sale with Lease to Seller", "Sale with Lease" and "Post-Delivery Security."

4. Exhibit C to the AGTA, "Product Assurance Document".

Exhibit C to the AGTA, attached to this Letter Agreement and entitled "Product Assurance Document," supersedes in its entirety the provisions of the Exhibit C currently contained in the AGTA.

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2010

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1002992
AGTA Terms Revisions

November 08, 2010
LA Page 3

BOEING PROPRIETARY

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Attachment A to LA-1002992

# EXHIBIT C

# to

# AIRCRAFT GENERAL TERMS AGREEMENT

# AGTA-XIA

# between

# THE BOEING COMPANY

# and

# XIAMEN AIRLINES

# PRODUCT ASSURANCE DOCUMENT

This document contains:

| | |
|---|---|
| Part 1: | Exhibit C Definitions |
| Part 2: | Boeing Product Warranty |
| Part 3: | Boeing Service Life Policy |
| Part 4: | Supplier Warranty Commitment |
| Part 5: | Boeing Interface Commitment |
| Part 6 | Boeing Indemnities against Patent and Copyright Infringement |

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**EXHIBIT C**
**PRODUCT ASSURANCE DOCUMENT**
**PART 1: EXHIBIT C DEFINITIONS**

**Authorized Agent** - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

**Average Direct Hourly Labor Rate** - The average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

**Boeing Product** - Any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing's detailed design with Boeing's authorization.

**Boeing Warranty** - The organization within Boeing responsible for administration of warranties between Boeing and Customer.

**Correct(s)** - To repair, modify, provide modification kits or replace with a new product.

**Correction** - A repair, a modification, a modification kit or replacement with a new product.

**Corrected Boeing Product** - A Boeing Product which is free of defect as a result of a Correction.

**Direct Labor** - Labor spent by Customer's direct labor employees to access, remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection and testing.

**Direct Materials** - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

Rogue Unit - A Boeing Product, on which an unscheduled removal due to breach of warranty occurs three or more times both (i) within the warranty period and (ii) within either twelve (12) consecutive months or one thousand (1,000) consecutive operating hours.

**Specification Control Drawing (SCD)** - A Boeing document defining specifications for certain Supplier Products.

**Supplier** - The manufacturer of a Supplier Product.

**Supplier Product** - Any system, accessory, equipment, Part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCDrawing, all standards, and other parts obtained from non-Boeing sources.

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**EXHIBIT C**
**PRODUCT ASSURANCE DOCUMENT**
**PART 2: BOEING PRODUCT WARRANTY**

1. Applicability.

This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.

2. Warranty.

2.1 Coverage. Boeing warrants that at the time of delivery:

(i) the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

(ii) all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

(iii) all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design.

2.2 Exceptions. The following conditions do not constitute a defect under this warranty:

(i) conditions resulting from normal wear and tear;

(ii) conditions resulting from acts or omissions of Customer; and

(iii) conditions resulting from failure to properly service and maintain a Boeing Product.

3. Warranty Periods.

3.1 Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery (**Delivery**) and ends at the applicable time specified in subsections 3.1 (i) through 3.1 (iii) below:

(i) for Boeing aircraft models 777F, 777-200, -300, 737-600, -700, -800, -900, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends forty-eight (48) months after Delivery;

(ii) in addition, for a Boeing Product installed at the time of delivery in a 787 model aircraft but not inspected during the initial forty-eight (48) month warranty period, the warranty period continues until the date upon which Customer first inspects such Boeing

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Product pursuant to its Boeing Maintenance Planning Data Document but not later than twelve (12) years after Delivery of such 787 aircraft;

(iii) for any other Boeing aircraft model the warranty period ends thirty-six (36) months after Delivery.

3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product shall begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and shall be for the period specified immediately below:

(i) For Corrected Boeing Products which have been Corrected because of a defect in material, the applicable warranty period is the remainder of the initial warranty period for the defective Boeing Product.

(ii) For Corrected Boeing Products which have been Corrected because of defect in workmanship, the applicable warranty period is the remainder of the initial warranty or twelve (12) months following the date of delivery of the Corrected Boeing Product, whichever is longer.

(iii) For Corrected Boeing Products which have been Corrected because of a defect in design, the applicable warranty period is *** months or the remainder of the initial warranty period, whichever is longer.

3.3 Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.

4. Remedies.

4.1 Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction. During the warranty period, Boeing will not charge Customer for tests on Boeing Products returned to Boeing for Correction on which Boeing is unable to confirm the failure claimed, provided:

(i) Boeing's written instructions were followed by the Customer for testing the Boeing Product prior to its return to Boeing, and

(ii) Customer's claim includes all applicable documentation of such tests with the returned Boeing Product, including but not limited to: Central Maintenance Computer (**CMC**), Flight Maintenance Computer System, (**FMCS**), Fault Isolation Manual (**FIM**), Engine Indicating and Crew Alerting System (**EICAS**) or Built In Test Equipment (**BITE**) messages.

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4.2 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products described in Article 7.3, below, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided the inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period.

Such reimbursement will not apply to any inspections performed after a Correction is available to Customer and Customer has had a reasonable time to incorporate the Correction, given the Customer's fleet size and maintenance schedule.

4.3 Rogue Units.

4.3.1 Upon written request, Boeing will lend Customer at no charge an interchangeable Boeing Product in exchange for a Rogue Unit. Within ten (10) calendar days of its receipt of the loaned Boeing Product, Customer will ship the Rogue Unit to Boeing. Customer will provide with the Rogue Unit verification of the following requirements:

(i) The removed Boeing Product failed three times within *** consecutive months or *** consecutive operating hours during the warranty period following initial delivery,

(ii) Removals were performed in compliance with flight or maintenance manuals approved by the FAA or the comparable regulatory agency for the country in which the aircraft is registered, and

(iii) Any Corrections or tests to the Boeing Product were performed by Customer according to the latest revision of the Boeing Component Maintenance Manual (CMM), according to written instructions from Boeing, or by Boeing.

4.3.2 Upon receipt of a Rogue Unit and the required verifications, Boeing will, at no-charge to Customer, either replace the Rogue Unit with a new Boeing Product or, if otherwise agreed, allow Customer to retain the loaned, Boeing Product.

5. Discovery and Notice.

5.1 For notice to be effective:

(i) the defect must be discovered during the warranty period; and

(ii) Boeing Warranty must receive written notice of the discovery no later than one hundred eighty (180) days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.

5.2 Receipt of Customer's or its Authorized Agent's notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.

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5.3 Once Customer has given valid notice of the discovery of a defect, a claim will be submitted as soon as practicable after performance of the Correction.

5.4 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the in-warranty date specified in industry support information in a service bulletin or service letter.

6. Filing a Claim.

6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

6.2 Claim Information.

6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:

(i) identity of claimant;

(ii) serial or block number of the aircraft on which the defective Boeing Product was delivered;

(iii) part number and nomenclature of the defective Boeing Product;

(iv) purchase order number and date of delivery of the defective spare part;

(v) description and substantiation of the defect;

(vi) date the defect was discovered;

(vii) date the Correction was completed;

(viii) the total flight hours or cycles accrued, if applicable;

(ix) an itemized account of direct labor hours expended in performing the Correction; and

(x) an itemized account of any direct materials incorporated in the Correction.

(xi) for 787 model aircraft claims submitted after the forty-eight (48) month warranty period, the specific reference within the Boeing Maintenance Planning Data Document to the inspection requirement for such Boeing Product.

6.2.2 Additional information may be required based on the nature of the defect and the remedies requested.

6.3 Boeing Claim Processing.

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6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be submitted signed and in writing directly by Customer or its Authorized Agent to Boeing Warranty by any of the methods identified in Article 11, "Notice," of the AGTA or through an internet portal and process specified by Boeing.

6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.

7. Corrections Performed by Customer or Its Authorized Agent.

7.1 Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities or may subcontract Corrections to a third party contractor.

7.2 Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

7.3 Reimbursement.

7.3.1 Boeing will reimburse Customer's reasonable costs of Direct Materials and Direct Labor **by credit memorandum** (excluding labor hours expended for overhaul) at Customer's Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.

7.3.2 Customer's established Warranty Labor Rate will be the greater of the standard labor rate or one hundred fifty percent (150%) of Customer's Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer's first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer's then current Average Direct Hourly Labor Rate and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

7.3.3 Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.

7.3.4 Boeing will provide to Customer a single, lump sum credit memorandum for Customer's Direct Labor hours expended to incorporate the Corrections (other than of random anomalies) identified in service bulletins and service letters in all in-warranty aircraft covered by such service bulletins or service letters after Customer's submission of a warranty claim and verification of the incorporation of such Corrections with respect to the first affected in-warranty aircraft. Such credit memoranda will not be provided in response to any other requests for reimbursement including, without limitation, those arising out of program letters or other special offers provided by Boeing.

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7.3.5 Boeing will reimburse Customer's freight charges associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor.

7.3.6 Maximum Reimbursement. Unless previously agreed in writing, the maximum reimbursement for Direct Labor and Direct materials for repair of a defective Boeing Product will not exceed 65% of Boeing's then current sales price for a new replacement Boeing Product. Inspection, removal, reinstallation labor, final testing, inspection and transportation costs are separate and are not to be included in the cost elements used to determine the 65% limit. By mutual agreement between Customer and Boeing, Boeing may provide a replacement Product to Customer in lieu of credit reimbursement.

7.4 Disposition of Defective Boeing Products Beyond Economical Repair.

7.4.1 A defective Boeing Product found to be beyond economical repair (see paragraph **7.3.6**) will be retained for a period of thirty (30) days from the date Boeing receives Customer's claim. During the thirty (30) day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.

7.4.2 After the thirty (30) day period, a defective Boeing Product with a value of *** or less may be scrapped without notification to Boeing. Boeing will reimburse Customer or its Authorized Agent for the charge for any item determined to be defective under this Aircraft General Terms Agreement. If such Boeing Product has a value greater than ***, Customer must obtain confirmation of unrepairability by Boeing's on-site field service representative prior to scrapping. Confirmation may be in the form of the representative's signature on Customer's claim or through direct communication between the representative and Boeing Warranty.

8. Corrections Performed by Boeing.

8.1 Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.

8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.

8.3 Correction Time Objectives.

8.3.1 Boeing's objective for making Corrections is ten (10) working days for avionics and electronic Boeing Products, thirty (30) working days for Corrections of other Boeing Products performed at Boeing's facilities and forty (40) working days for Corrections of other Boeing Products performed at a Boeing subcontractor's facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Corrected Boeing Product.

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8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List then Boeing will either expedite the Correction or provide an interchangeable Boeing Product, on a no charge loan basis, until the Corrected Boeing Product is returned.

8.4 Title Transfer and Risk of Loss.

8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have but will not be liable for loss of use.

8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.

9. Returning an Aircraft.

9.1 Conditions. An aircraft may be returned to Boeing's facilities for Correction only if:

(i) Boeing and Customer agree a covered defect exists;

(ii) Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

(iii) it is not practical, in Boeing's estimation, to dispatch Boeing personnel to perform the Correction at a remote site.

9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil, other required fluids and landing fees incurred in ferrying the aircraft to Boeing and back to Customer's facilities. Customer will minimize the length of both flights.

9.3 Separate Agreement. Prior to the return of an aircraft to Boeing, Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within twenty-four (24) hours of Boeing's request. If such authorization is not received within twenty-four (24) hours, Customer will be invoiced for work performed by Boeing that is not Part of the Correction.

10. Insurance.

The provisions of Article 8.2 "Insurance", of this AGTA, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions to the extent any legal liability of Boeing is based upon the content of such instructions.

11. Disclaimer and Release; Exclusion of Liabilities.

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11.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(i) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(ii) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(iv) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

11.3 Definitions. For the purpose of this Article, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

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**EXHIBIT C**
**PRODUCT ASSURANCE DOCUMENT**
**PART 3: BOEING SERVICE LIFE POLICY**

1. Definitions.

Service Life Policy (**SLP**) Component - any of the primary structural elements (excluding industry standard parts), such as landing gear, wing, fuselage, vertical or horizontal stabilizer, listed in the applicable purchase agreement for a specific model of aircraft, either installed in the aircraft at time of delivery or purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2. Service Life Policy.

2.1 SLP Commitment. If a failure is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will provide Customer a replacement SLP Component at the price calculated pursuant to Article 3.1, below. If requested by Customer as an alternative remedy, Boeing will reimburse Customer in accordance with the provisions of Exhibit C, Part 2, Article 7.3, for Direct Labor and Direct Material for repair of a failed SLP Component an amount not to exceed the difference between Boeing's then current spare parts price for such SLP Component and the price determined pursuant to Article 3, below.

2.2 SLP Policy Periods.

2.2.1 The policy period for SLP Components initially installed on an aircraft is twelve (12) years after the date of delivery of the aircraft except that for SLP Components initially installed on a 787 aircraft the policy period is fifteen (15) years after the date of delivery of the aircraft.

2.2.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is twelve (12) years from delivery of such SLP Component or twelve (12) years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires, except that for the 787 aircraft such policy period is fifteen (15) years from delivery of such SLP Component or fifteen (15) years from the date of delivery of the last 787 aircraft produced by Boeing, whichever first expires.

3. Price.

The price Customer will pay for replacement of a failed SLP Component will be calculated pursuant to the following formulas:

(i) For 787 aircraft only:

$$P = \frac{C(T-48)}{132}$$

where:

P = price to Customer for the replacement part
C = SLP Component sales price at time of replacement
T = total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition and is greater than forty-eight (48) months.

(ii) For all other aircraft models:

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$$P = \frac{CT}{144}$$

where:

P = price to Customer for the replacement part
C = SLP Component sales price at time of replacement
T = total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition.

4. Conditions.

Boeing's obligations under this Part 3 of Exhibit C, "Boeing Service Life Policy," (**Policy**) are conditioned upon the following:

4.1 Customer must notify Boeing in writing of the failure within three months after it is discovered.

4.2 Customer must provide reasonable evidence that the claimed failure is covered by this Policy and if requested by Boeing, that such failure was not the result of:

(i) a defect or failure in a component not covered by this Policy,

(ii) an extrinsic force,

(iii) an act or omission of Customer, or

(iv) operation or maintenance contrary to applicable governmental regulations or Boeing's instructions.

4.3 If return of a failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.

4.4 Customer's rights and remedies under this Policy are limited to the receipt of a Correction pursuant to Article 2 above.

5. Disclaimer and Release; Exclusion of Liabilities.

This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

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**EXHIBIT C**
**PRODUCT ASSURANCE DOCUMENT**
**PART 4: SUPPLIER WARRANTY COMMITMENT**

1. Supplier Warranties and Supplier Patent and Copyright Indemnities.

Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.

2. Boeing Assistance in Administration of Supplier Warranties.

Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3. Boeing Support in Event of Supplier Default.

3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

3.2 At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.

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**EXHIBIT C**
**PRODUCT ASSURANCE DOCUMENT**
**PART 5: BOEING INTERFACE COMMITMENT**

1. Interface Problems.

An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2. Boeing Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then existing obligations of Boeing under the provisions of the applicable Boeing Product warranty.

3. Supplier Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4. Joint Responsibility.

If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.

5. General.

Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.

6. Disclaimer and Release; Exclusion of Liabilities.

This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

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**EXHIBIT C**
**PRODUCT ASSURANCE DOCUMENT**
**PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT**

1. Indemnity Against Patent Infringement.

Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer's use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2. Indemnity Against Copyright Infringement.

Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer's use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3. Exceptions, Limitations and Conditions.

3.1 Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either: (i) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (ii) the International Convention for the Protection of Industrial Property (**Paris Convention**).

3.2 Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

3.3 The indemnities provided under this Part 6 will not apply to any BFE engines, Supplier Product, Boeing Product used other than for its intended purpose, or Aircraft Software not created by Boeing.

3.4 Customer must deliver written notice to Boeing (i) within ten (10) days after Customer first receives notice of any suit or other formal action against Customer and (ii) within twenty (20) days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.

3.5 At any time, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.

3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer's possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed,

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Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

3.8 BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

3.9 For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

AGTA-XIA PA03586
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Attachment A to LA-1002992

**Appendix II**
**SAMPLE**
**Purchase Agreement Assignment**

THIS PURCHASE AGREEMENT ASSIGNMENT (**Assignment**) dated as of __________, 20_____ is between ____________________, a company organized under the laws of ____________________ (**Assignor**) and ____________________, a company organized under the laws of ____________________ (**Assignee**). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

Assignor and The Boeing Company, a Delaware corporation (**Boeing**), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.

It is agreed as follows:

1. For all purposes of this Assignment, the following terms will have the following meanings:

**Aircraft** - one Boeing Model _____ aircraft, bearing manufacturer's serial number __________, together with all engines and parts installed on such aircraft on the Delivery Date.

**Boeing** - Boeing shall include any wholly-owned subsidiary of Boeing, and its successors and assigns.

**Boeing Purchase Agreement** - Purchase Agreement No. __________ dated as of ____________________ between Boeing and Assignor, as amended, but excluding ____________________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement <AGTA> (**AGTA**).

**Delivery Date** - the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

2. Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment: **[TO BE COMPLETED BY THE PARTIES.]**

AGTA-XIA
PA03586
Appendix II Page A-1

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Attachment A to LA-1002992

**Appendix II**
**SAMPLE**
**Purchase Agreement Assignment**

*{EXAMPLES*

(i) *the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;*

(ii) *the right to accept delivery of the Aircraft;*

(iii) *all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;*

(iv) *all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and*

(v) *any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}*

Reserving exclusively to Assignor, however:
*{EXAMPLES*

(i) *all Assignor's rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;*

(ii) *all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;*

(iii) *the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and*

(iv) *the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}*

AGTA-XIA

PA03586
Appendix II Page A-2

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Attachment A to LA-1002992

**Appendix II**
**SAMPLE**
**Purchase Agreement Assignment**

Assignee hereby accepts such assignment.

3. Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor's name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.

4. For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.

5. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

6. Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.

AGTA-XIA PA03586
Appendix II Page A-3

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Attachment A to LA-1002992

**Appendix II**
**SAMPLE**
**Purchase Agreement Assignment**

7. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.

8. Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under **[specify document]**, Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

9. Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

10. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

11. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

12. This Assignment will be governed by, and construed in accordance with, the laws of ____________________.

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Appendix II Page A-4

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Attachment A to LA-1002992

**Appendix II**
**SAMPLE**
**Purchase Agreement Assignment**

| | |
|---|---|
| ____________________________ | ____________________________ |
| as Assignor | as Assignee |
| By ___________________________ | By ___________________________ |
| Name: | Name: |
| Title: | Title: |

**[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]**

Attest:

The undersigned, as ///Indenture Trustee/Agent// for the benefit of the Loan //Participants/Mortgagee/// and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage// dated as of __________, 20_____, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such //Trust Indenture/Mortgage// shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

**[Name of Entity]**
as //Indenture Trustee/Agent//

By:______________________________

Name:

Title:

AGTA-XIA

PA03586
Appendix II Page A-5

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Attachment A to LA-1002992

**Appendix II**
**SAMPLE**
**Purchase Agreement Assignment**

CONSENT AND AGREEMENT OF
THE BOEING COMPANY

THE BOEING COMPANY, a Delaware corporation (**Boeing**), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (**Assignment**) as it relates to Boeing in respect of the Aircraft. Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.

This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of __________, 20_____.

THE BOEING COMPANY

By __________________________
Name:

Title: Attorney-in-Fact

Aircraft Manufacturer's Serial Number(s) ____________________

AGTA-XIA PA03586
Appendix II Page A-6

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Attachment A to LA-1002992

**Appendix III**
**SAMPLE**
**Post-Delivery Sale Notice**

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention: Vice President - Contracts
Mail Code 21-34

In connection with the sale by <CustomerName> (**Seller**) to ____________________ (**Purchaser**) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (**Boeing**) and Seller (**Purchase Agreement**) under which Seller purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ____________________ (**Aircraft**). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement <AGTA> (**AGTA**).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

1. Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser's agreements in this paragraph; and

2. Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

AGTA-XIA
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Attachment A to LA-1002992

**Appendix III**
**SAMPLE**
**Post-Delivery Sale Notice**

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

| | |
|---|---|
| <CustomerName> | Purchaser |
| By ______________________ | By ______________________ |
| Its ______________________ | Its ______________________ |
| Dated ____________________ | Dated ____________________ |

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By ________________________

Its Attorney-in-Fact

Dated ________________________

Aircraft Manufacturer's Serial Number ____________________

AGTA-XIA
PA03586
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Attachment A to LA-1002992

**Appendix IV**
**SAMPLE**
**Post-Delivery Lease Notice**

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention: Vice President - Contracts
Mail Code 21-34

In connection with the lease by <CustomerName> (**Lessor**) to ____________________ (**Lessee**) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (**Boeing**) and Lessor (**Purchase Agreement**) under which Lessor purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ____________________ (**Aircraft**). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement <AGTA> (**AGTA**).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

1. Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President – Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing's receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

AGTA-XIA PA03586
Appendix IV Page A-9

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Attachment A to LA-1002992

**Appendix IV**
**SAMPLE**
**Post-Delivery Lease Notice**

2. Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee's agreements in this paragraph.

3. Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

| | |
|---|---|
| <CustomerName> | Lessee |
| By ____________________ | By ____________________ |
| Its ____________________ | Its ____________________ |
| Dated __________________ | Dated __________________ |

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By ____________________

Its Attorney-in-Fact

Dated ____________________

Aircraft Manufacturer's Serial Number __________________

AGTA-XIA PA03586
Appendix IV Page A-10

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Attachment A to LA-1002992

**Appendix V**
**SAMPLE**
**Purchaser's/Lessee's Agreement**

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention Vice President – Contracts
Mail Code 21-34

In connection with the sale/lease by <CustomerName> (**//Seller/Lessor//**) to ____________________ (**//Purchaser/Lessee//**) of the aircraft identified below, reference is made to the following documents:

(i) Purchase Agreement No. _____ dated as of __________, 20_____, between The Boeing Company (**Boeing**) and //Seller/Lessor// (**Purchase Agreement**) under which //Seller/Lessor// purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ____________________ (**Aircraft**); and

(ii) Aircraft //Sale/Lease// Agreement dated as of __________, 20_____, between Seller/Lessor and //Purchaser/Lessee// (**Aircraft Agreement**) under which //Seller/Lessor// is //selling/leasing// the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

1. //Seller/Lessor// has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting //Seller/Lessor// from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2. Disclaimer and Release; Exclusion of Consequential and Other Damages.

2.1 In accordance with //Seller/Lessor// obligation under Article 9.5 of the AGTA which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

AGTA-XIA PA-03586
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Attachment A to LA-1002992

**Appendix V**
**SAMPLE**
**Purchaser's/Lessee's Agreement**

2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(i) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(ii) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

(iv) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

2.4 Definitions. For the purpose of this paragraph 2, **BOEING** or **Boeing** is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

AGTA-XIA PA-03586
Appendix V Page A-13

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Attachment A to LA-1002992

**Appendix V**
**SAMPLE**
**Purchaser's/Lessee's Agreement**

Very truly yours,

| | |
|---|---|
| <CustomerName> | *//*Purchaser*/*Lessee*//* |
| By ______________________ | By ______________________ |
| Its ______________________ | Its ______________________ |
| Dated ____________________ | Dated ____________________ |

AGTA-XIA
PA-03586
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Attachment A to LA-1002992

**Appendix VI**
**SAMPLE**
**Post-Delivery Owner Appointment of Agent - Warranties**

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention Vice President – Contracts
Mail Code 21-34

Reference is made to Purchase Agreement No. _____ dated as of __________, 20__ (**Purchase Agreement**), between The Boeing Company (**Boeing**) and <CustomerName> (**Customer**), under which Customer purchased certain Boeing Model __________ aircraft including the aircraft bearing Manufacturer's Serial No(s) _______________ (**Aircraft**). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement <AGTA> (**AGTA**).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

1. Customer has appointed _________________________ as agent (**Agent**) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

2. Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

3. Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

AGTA-XIA PA-03586
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Attachment A to LA-1002992

**Appendix VI**
**SAMPLE**
**Post-Delivery Owner Appointment of Agent - Warranties**

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

<CustomerName>

By ________________________

Its ________________________

Dated _____________________

AGTA-XIA
PA-03586
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Attachment A to LA-1002992

**Appendix VI**
**SAMPLE**
**Post-Delivery Owner Appointment of Agent - Warranties**

AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

<CustomerName>
Agent

By ________________________

Its ________________________

Dated ____________________

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY

By ________________________

Its ________________________

Dated ____________________

Aircraft Manufacturer's Serial Number __________

AGTA-XIA PA-03586
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Attachment A to LA-1002992

**Appendix VIII**
**SAMPLE**
**Post-Delivery Sale with Lease to Seller**

**[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an aircraft and transfer of all remaining Purchase Agreement rights.]**

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention Vice President – Contracts
Mail Code 21-34

In connection with ________________'s (**Seller's**) sale to and lease back from ________________ (**Buyer**) of the aircraft identified below, reference is made to the following documents:

1. Purchase Agreement No. _______ dated as of _________________, between The Boeing Company (**Boeing**) and Seller (**Agreement**) under which Seller purchased certain Boeing Model _____________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) _________(**Aircraft**). The Agreement incorporates by reference the terms of <AGTA> dated __________ ___, between Seller and Boeing.

2. Aircraft Sale Agreement dated as of ___________________, between Seller and ____________________________________ (**Buyer**).

3. Aircraft Lease Agreement dated as of ___________________, between Buyer and Seller.

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

AGTA-XIA
PA-03586
Appendix VIII Page A-18

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Attachment A to LA-1002992

**Appendix VIII**
**SAMPLE**
**Post-Delivery Sale with Lease to Seller**

1. Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

2. Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of "Customer" with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as "Customer" with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of "Customer" under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing's receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.

3. Seller accepts the authorization set forth in paragraph 2 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

4. Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

AGTA-XIA PA-03586
Appendix VIII Page A-19

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to LA-1002992

**Appendix VIII**
**SAMPLE**
**Post-Delivery Sale with Lease to Seller**

Very truly yours,

| Seller | Buyer |
| --- | --- |
| By ______________________ | By ______________________ |
| Its ______________________ | Its ______________________ |
| Dated ____________________ | Dated ____________________ |

Receipt of the above letter is acknowledged and transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By ________________________

Its Attorney-in-Fact

Dated ______________________

AGTA-XIA

PA-03586
Appendix VIII Page A-20

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to LA-1002992

**Appendix IX**
**SAMPLE**
**SALE WITH LEASE**

**Boeing Commercial Airplanes[NOTE: From 1st tier Owner/Seller and subsequent Buyer regarding post-delivery sale and lease of an aircraft. Remaining PA rights have been assigned to the new owner; the new owner authorizes a lessee to exercise such rights during the term of a lease. ]**

P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention Vice President – Contracts
Mail Code 21-34

In connection with the sale by ___________________ (**Seller**) to ___________________ (**Purchaser**) and subsequent lease of the aircraft identified below, reference is made to the following documents:

1. Purchase Agreement No. ______ dated as of __________, _____, between The Boeing Company (**Boeing**) and Seller (**Agreement**) under which Seller purchased certain Boeing Model _________ aircraft, including the aircraft bearing Manufacturer's Serial No(s). ____________ (**Aircraft**).

2. Aircraft sale agreement dated as of __________, between Seller and Purchaser.

3. Aircraft lease agreement dated as of __________, between Purchaser and _________ (**Lessee**)(**Lease**).

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

3.1 Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.

AGTA-XIA PA03586
Appendix IX Page A-21

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to LA-1002992

**Appendix IX**
**SAMPLE**
**SALE WITH LEASE**

3.2 Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

3.3 Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

3.4 Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of Buyer/Customer with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207 (if by mail) or (425)237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as Buyer/Customer with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of Buyer/Customer under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.

3.5 Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, data and documents/Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

AGTA-XIA PA03586
Appendix IX Page A-22

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to LA-1002992

**Appendix IX**
**SAMPLE**
**SALE WITH LEASE**

Very truly yours,

| | |
|---|---|
| Seller | Purchaser |
| By ________________________ | By ________________________ |
| Its ________________________ | Its ________________________ |
| Dated _____________________ | Dated _____________________ |

___________________(**Lessee**)

By ________________________

Its ________________________

Dated _____________________

AGTA-XIA

PA03586
Appendix IX Page A-23

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to LA-1002992

**Appendix IX**
**SAMPLE**
**SALE WITH LEASE**

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By ______________________________

Its Attorney-in-Fact

Dated ____________________________

MSN______________________________

AGTA-XIA PA03586
Appendix IX Page A-24

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to LA-1002992

**Appendix X**
**SAMPLE**
**Post-Delivery Security**

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention Vice President – Contracts
Mail Code 21-34

Reference is made to Purchase Agreement No. ________ dated as of _______________, (**Agreement**) between The Boeing Company (**Boeing**) and __________________________ (**Borrower**) pursuant to which Borrower purchased from Boeing one (1) Boeing model _______ aircraft bearing Manufacturer's Serial Number _______(**Aircraft**). The Agreement incorporates by reference the terms of Aircraft General Terms Agreement <AGTA> (**AGTA**) , dated ________, between Borrower and Boeing.

Capitalized terms used herein without definition will have the same meanings as in the Agreement.

Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

In connection with Borrower's financing of the Aircraft, Borrower is entering into a Trust Indenture/Mortgage, dated as of ___________, between Borrower and Indenture Trustee/Mortgagee (**Trust Indenture/Mortgage**), which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to the Aircraft (**Assigned Rights**). Borrower is authorized to exercise the Assigned Rights until such time as the Indenture Trustee/Mortgagee notifies Boeing as provided below that an Event of Default under the Trust Indenture/Mortgage has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:

AGTA-XIA PA03586
Appendix X Page A-25

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to LA-1002992

**Appendix X**
**SAMPLE**
**Post-Delivery Security**

1. Indenture Trustee/Mortgagee, as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain Trust Indenture/Mortgage, acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the Trust Indenture/Mortgage shall be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

2. Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of "Customer" under the Agreement, unless and until Boeing receives a written notice from Indenture Trustee/Mortgagee, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 21-34 (if by mail), or (425) 237-1706 (if by facsimile) that an event of default under the Trust Indenture/Mortgage has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until Indenture Trustee/Mortgagee has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with Indenture Trustee/Mortgagee. Boeing may act with acquittance and conclusively rely on any such notice.

Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing's receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Indenture Trustee/Mortgagee

| | |
|---|---|
| By ______________________ | By ______________________ |
| Its ______________________ | Its ______________________ |
| Dated ____________________ | Dated ____________________ |

AGTA-XIA

PA03586
Appendix X Page A-26

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

Attachment A to LA-1002992

**Appendix X**
**SAMPLE**
**Post-Delivery Security**

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By ___________________________

Its Attorney-in-Fact

Dated _________________________

MSN_________________________

AGTA-XIA

PA03586
Appendix X Page A-27

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

**BOEING**

XIA-PA-03586-LA-1003255

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Government Approval Matters

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Government Approval.

Customer will be solely responsible for obtaining all required approvals from the Peoples Republic of China (**Government Approval**) for the purchase of the Aircraft and will advise Boeing promptly after such approval has been obtained. Such Government Approval will be obtained at least *** months (**Approval Deadline)** before the first scheduled Aircraft delivery month for each calendar year period (**Delivery Period)** during which the Aircraft are contracted in the Purchase Agreement (**Delivery Period Aircraft)**. If, for any Delivery Period, Boeing has not received written notice from Customer that Government Approval has been obtained before the Approval Deadline and Boeing has not given a Grace Period Notice (as defined below), then Boeing may terminate the Purchase Agreement with respect to the Delivery Period Aircraft within 30 days following the Approval Deadline.

2. Boeing Process Support.

Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Delivery Period Aircraft which Customer advises are reasonably required for the Government Approval process.

XIA-PA-03586-LA-1003255 April 22, 2011
Government Approval Matters LA Page 1
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

3. Flexibility.

If Boeing has not received from Customer written notice of Government Approval on or before the Approval Deadline for any Delivery Period, and Boeing has not exercised its right to terminate the Purchase Agreement in accordance with the terms contained in paragraph 1, above, then Boeing, after consultation with Customer, may do one or more of the following for the Delivery Period Aircraft.

3.1 Reschedule Aircraft. Boeing may reschedule any or all of the Delivery Period Aircraft as it deems appropriate based on Boeing's production considerations and requirements. Boeing will give Customer *** business days advance notice of any such Delivery Period Aircraft rescheduling, and will not reschedule Delivery Period Aircraft for which Customer is successful in obtaining Government Approval prior to the expiration of such ten day notification period.

The following terms shall apply to the rescheduled Delivery Period Aircraft.

3.1.1 The Escalation Adjustment for each such rescheduled Delivery Period Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

3.1.2 Advance payments for each such rescheduled Delivery Period Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

3.1.3 The Advance Payment Base Price will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement. In no case will Boeing refund or pay interest on any excess amounts resulting from the reschedule of the relevant Delivery Period Aircraft.

3.2 Remarketing. Upon Boeing providing notice (**Remarketing Notice**) to Customer of Boeing's intent to remarket the Delivery Period Aircraft (**Remarketed Aircraft**), Boeing shall have the sole and exclusive right to re-market, offer, commit, sell and deliver the Remarketed Aircraft to one or more third parties. Upon Boeing selecting a new purchaser or purchasers for the Remarketed Aircraft, Boeing will provide a notice of resale to Customer. The resale notice shall terminate the Purchase Agreement relating to the Remarketed Aircraft identified in the resale notice. Upon such termination, Boeing will return to Customer, without interest, an amount equal to all advance payments paid by

XIA-PA-03586-LA-1003255 February 21, 2011
Government Approval Matters LA Page 2
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Customer for the terminated Aircraft, less costs incurred by Boeing in remarketing the terminated Aircraft. Boeing's remarketing costs will be calculated in accordance with the terms contained in Boeing's standard remarketing agreement. Additionally, Customer shall be liable for any and all termination costs levied by the engine manufacturer for such termination.

3.3 Grace Period. Boeing may provide Customer with a written notice (**Grace Period Notice**) providing Customer with a Boeing-specified grace period for obtaining Government Approval **(Grace Period)**. Customer shall exercise its best efforts to obtain the Government Approval for all Delivery Period Aircraft and Boeing shall provide reasonable support as requested by Customer in accordance with Section 2 above. If Customer does not obtain the Government Approval for the Delivery Period Aircraft within the Grace Period, then Boeing may terminate the Purchase Agreement relating to the Delivery Period Aircraft within 10 days from the expiration of the Grace Period.

4. Customer Coordination.

Prior to Boeing taking any action in regard to the rights outlined in sections 1 and 3 above, Boeing will consult with customer and discuss any proposed actions. Boeing retains all rights to make a sole determination on which right Boeing will exercise.

5. Effect of Termination.

In the event of a termination under the preceding Section 1 or Section 3.3, Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Delivery Period Aircraft.. Customer shall be liable for any and all termination costs levied by the engine manufacturer for such termination.

5. Confidential Treatment

Boeing and Buyer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

XIA-PA-03586-LA-1003255 April 22, 2011
Government Approval Matters LA Page 3
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1003255
Government Approval Matters

February 21, 2011
LA Page 4

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

XIA-PA-03586-LA-1003275

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Alternate Engine Selection

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer has requested and Boeing has agreed that Customer may delay the selection of engines for the Aircraft beyond the signing date of the Purchase Agreement. The engine model and prices shown in Table 1 and Table 2 to the Purchase Agreement, and Supplemental Exhibit EE1 and EE2 to the Purchase Agreement will be revised, as applicable, for Customer's chosen engine. The engine price and escalation in effect at the time of engine selection will apply to the engine model selected.

Customer shall notify Boeing of Customer's final engine selection on or before June 1, 2012, and Boeing and Customer shall execute a Supplemental Agreement to the Purchase Agreement conforming Table 1, Supplemental Exhibit EE1 and the Performance Guarantees to Customer's engine selection.

1. <u>Confidential Treatment</u>.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XIA-PA-03586-LA-1003275 April 22, 2011
Alternate Engine Selection LA Page 1
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1003275
Alternate Engine Selection

April 5, 2011
LA Page 2

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

XIA-PA-03586-LA-1104435

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Delivery Flight Performance Evaluation Program

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

In this offer, the term "**Aircraft**" means the first Boeing model 787-85C aircraft delivered to Customer under Purchase Agreement 3586.

1. <u>Delivery Flight Performance Evaluation Program</u>.

In order for Boeing to support Customer's request for delivery flight cruise fuel mileage data on the Aircraft, Customer has agreed to allow Boeing employee(s) on its delivery flight of the Aircraft for the purpose of gathering cruise fuel mileage data (**Delivery Flight Performance Evaluation Program**).

1.1 <u>Statement of Work</u>.

1.1.1 Boeing will provide the services of up to *** Boeing performance engineer(s) (**Boeing Employees**) to accompany the delivery flight of the Aircraft for the purpose of acquiring cruise fuel mileage data. (**Evaluation Data**).

1.1.2 Boeing will record and analyze Evaluation Data in accordance with the normal engineering practices as detailed in Boeing Document D041A404 and as may be revised by Boeing from time to time.

1.1.2.1 Boeing will use the procedures defined in Boeing Document D041A404 to collect data and will use reasonable efforts to collect such data during times when atmospheric and airplane stability best meets the criteria set forth in such document.

XIA-PA-03586-LA-1104435 March 25, 2011
Delivery Flight Fuel Mileage Verification LA Page 1
**BOEING PROPRIETARY**

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

1.1.2.2 Relevant data will be recorded from airplane systems with appropriate calibration corrections applied to such data. The applicable instruments shall be calibrated in Boeing laboratories or equivalent prior to the test.

1.1.3 The Boeing Employees, working with Customer flight crew, will seek to obtain a minimum of *** Mach number conditions at *** representative cruise W/deltas subject to air traffic control and operational restrictions. Boeing understands that Customer's flight plan will take precedence over the collection of data by Boeing Employees. The performance level will be established using the procedure documented above in paragraph 1.1.2.

1.1.4 Upon Customer's request the Boeing Employees will meet with Customer and provide Customer with a preliminary report of the analysis of the Evaluation Data within forty-eight (48) hours following the delivery flight.

1.1.5 As soon as practicable, but not more than thirty (30) days following the delivery flight of the Aircraft, Boeing will provide to Customer a final written report for the Aircraft delivery flight, containing a detailed analysis of Evaluation Data.

1.2 Customer Responsibilities. Customer will ensure that the Boeing Employees have the needed access to the flight deck prior to and during the delivery flight and that the customer's operating crew are briefed on the nature and scope of the Boeing Employees' responsibilities and methods. The customer is also responsible for acquiring regulatory authority approval for delivery flight use of the laptop computer-based RETINA data acquisition system. Up to two (2) of Customer's personnel (including at least one performance engineer) may be aboard such flight as witnesses.

1.3 Evaluation Period. The Boeing Employee(s) will obtain Delivery Data on the delivery flight of the Aircraft as specified herein.

2. Price.

The activities described herein are provided by each of the parties at no charge to the other party.

3. Entire Agreement.

This Agreement contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of the parties.

XIA-PA-03586-LA-1104435 April 20, 2011
Delivery Flight Fuel Mileage Verification LA Page 2
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

4. Confidential Treatment.

Customer understands and agrees that this Letter Agreement is considered by Boeing to be confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will use the same degree of care to prevent unauthorized disclosure to and use of the information contained herein by any third party as Customer would use to prevent disclosure and use of its own data, documents and information of the same or similar nature and which it considers proprietary or confidential.

XIA-PA-03586-LA-1104435 March 25, 2011
Delivery Flight Fuel Mileage Verification LA Page 3
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

XIA-PA-03586-LA-1104435 March 25, 2011
Delivery Flight Fuel Mileage Verification LA Page 4
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

XIA-PA-03586-LA-1104525

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People's Republic of China

Subject: Clarifications and Understandings

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Clarifications and Understandings. The following clarifications and understandings pertain to the indicated provisions of the Agreement:

**Exhibit B, Aircraft Delivery Requirements and Responsibilities, Paragraph 1.3.3 Export Declaration – US,**

Customer has expressed concern regarding the timeliness of this activity, Boeing will ensure that the activity required in the provision will be accomplished in a timely fashion as to not delay the delivery.

**Letter Agreement XIA-PA-03586-LA-1002948, Spare Parts Initial Provisioning, Paragraph 2.2, Initial Provisioning Meeting,**

Customer has expressed concern that 12 months prior to delivery will not be long enough to support Customer. Customer requests that Boeing support the initial provisioning meeting 18 months prior to first delivery. Boeing will coordinate with Customer to try and accommodate this request after execution of the Agreement.

**Letter Agreement XIA-PA-03586-LA-1002947, Spare Parts Commitments, Paragraph 3.1.2 and 7.1.2, Remedies Regarding Delivery and Remedies Regarding Processing Time**

The part loans as described in these paragraphs will be at no cost to the Customer.

XIA-PA-03586-LA-1104525 April 05, 2011
Clarifications and Understandings LA Page 1
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

**Supplemental Exhibit CS1, Customer Support Document, Paragraph 1.2.2,**

Boeing will make available two positions in the performance engineer class for Customer for each scheduled class.

2. Confidential Treatment. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XIA-PA-03586-LA-1104525 April 05, 2011
Clarifications and Understandings LA Page 2
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

Very truly yours,

THE BOEING COMPANY

By ____________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ____________________

Its ____________________

XIA-PA-03586-LA-1104525
Clarifications and Understandings

April 05, 2011
LA Page 3

BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

XIA-PA-03586-LA-1104526

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People's Republic of China

Subject: Right to Purchase Additional Aircraft

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (**Purchase Right**) *** additional Boeing Model 787-85C aircraft as purchase right aircraft (**Purchase Right Aircraft**).

2. Delivery.

The Purchase Right Aircraft are offered subject to available position for delivery during the period *** through *** (**Delivery Period**).

3. Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the Purchase Right Aircraft will be the Detail Specification for Model 787-85C aircraft at the revision level in effect at the time of the Notice of Exercise. Such Detail Specification will be revised to include (i) changes applicable to such Detail Specification that are developed by Boeing between the date of the Notice of Exercise (as defined below) and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

XIA-PA-03586-LA-1104526 April 05, 2011
Purchase Rights LA Page 1
BOEING PROPRIETARY

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission

BOEING

3.2 Boeing reserves the right to configure the Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1

4. Price.

4.1 The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft will be determined in accordance with the provisions of the Purchase Agreement using Boeing's then current prices as of the date of execution of the Definitive Agreement

4.2 The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with Supplemental Exhibit AE1 of the Purchase Agreement.

5. Payment.

At Definitive Agreement, advance payments will be payable as set forth in Table 1 of the Purchase Agreement. The remainder of the Aircraft Price for each Purchase Right Aircraft will be paid at the time of delivery. The Advance Payment Base Price used to determine the advance payment amounts will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

6. Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice to Boeing on or before the first day of the month *** months prior to the desired delivery month within the Delivery Period, specifying the desired month(s) of delivery within the Delivery Period (**Notice of Exercise**). Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, of Boeing's then standard proposal deposit for model + aircraft (**Deposit**) for each Purchase Right Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

JPMorgan Chase
ABA No. 021000021
Account No. 910-1-012764

At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

6.2 If Boeing must make production decisions which would affect the delivery of any or all Purchase Right Aircraft during the Delivery Period, Boeing shall provide written

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notification to Customer and the Delivery Period shall be adjusted accordingly. If the new Delivery Period begins twenty-four (24) months or less from the date of Boeing's notification, Customer shall have thirty (30) days from the date of Boeing's notification in which to submit its Notice of Exercise and Deposit for any eligible delivery month(s) that is twenty-four (24) months or less from Boeing's notification. Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.

7. Definitive Agreement.

Following Customer's exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing's identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Right Aircraft (**Definitive Agreement**) within thirty (30) calendar days of such exercise (**Purchase Right Exercise**). The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8. General Expiration of Rights.

8.1 Each Purchase Right shall expire at the time of execution of the Definitive Agreement for the applicable Purchase Right Aircraft, or, if no such Definitive Agreement is executed, on ***.

9. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

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XIA-PA-03586-LA-1104527

Xiamen Airlines
22 Dailiao Road
Xaimen, Fujian Province, 361006
People's Republic of China

Subject: Agreement for Deviation from the Cruise Range Guarantee

Reference: Purchase Agreement No. PA-03586 (**Purchase Agreement**) between The Boeing Company (**Boeing**) and Xiamen Airlines (**Customer**) relating to Model 787-85C aircraft (**Aircraft**)

This letter agreement (**Letter Agreement**) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Attachment to Letter Agreement No. XIA-PA-03586-LA-1002943 contains performance guarantees (**Performance Guarantees**). Paragraph 2.3 of the Performance Guarantees includes a cruise range guarantee (**Cruise Range Guarantee**) applicable to the Aircraft in accordance with such Performance Guarantees. Boeing offers the following items in the event that the guarantee compliance report furnished to Customer for any Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value worse than the Cruise Range Guarantee value (**Compliance Deviation**).

1. Demonstration of Compliance.

Article 5.4 of the AGTA and the Performance Guarantees provide a procedure for demonstration of compliance with the Performance Guarantees prior to Aircraft delivery. That method will be used to demonstrate compliance with the Cruise Range Guarantee.

2. Rights and Obligations in the Event of a Compliance Deviation.

2.1 Aircraft Delivery. In the event of a Compliance Deviation for any Aircraft, at the time Boeing tenders that Aircraft for delivery, Boeing will provide the applicable remedies set forth in paragraph 2.2 and section 3. Customer cannot refuse to accept delivery of such Aircraft because of such Compliance Deviation.

2.2 Post Delivery Improvement to Reduce or Eliminate the Compliance Deviation. In the event of a Compliance Deviation for any Aircraft, the following terms and conditions will apply:

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2.2.1 To the extent Boeing reasonably determines it is economically and technically practicable, Boeing will use reasonable efforts to design, or cause to be designed by engine manufacturer, airplane drag improvement parts and/or engine fuel flow improvement parts (**Improvement Parts**) which, when installed in such Aircraft, would reduce or eliminate the Compliance Deviation.

2.2.2 If Boeing elects to provide, or to cause to be provided, Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts will be provided at no charge to Customer; except Improvement Parts that are provided by the engine manufacturer will be at list price less a discount proportional to the remaining useful life of the part being replaced. Boeing and/or engine manufacturer, as applicable, will provide reasonable support for such a program at *** charge to Customer.

2.2.3 If Customer elects to install Improvement Parts in such Aircraft, they will be installed within ninety (90) days after the delivery of such Improvement Parts to Customer if such installation can be accomplished during Aircraft line maintenance. Improvement Parts which cannot be installed during Aircraft line maintenance will be installed within a mutually agreed period of time. All Improvement Parts will be installed in accordance with Boeing and engine manufacturer instructions.

2.2.4 Boeing will provide and/or will cause engine manufacturer to provide reimbursement of Customer's reasonable Direct Labor and Direct Material costs to install such Improvement Parts at the warranty labor rate in effect at the time of installation between Boeing and Customer or engine manufacturer and Customer, as applicable. Improvement Parts related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing and/or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer's maintenance base for any such Improvement Parts. Customer's claim for reimbursement must reference this Letter Agreement and be submitted to Boeing Warranty and Product Assurance Contracts using established warranty procedures and other terms identified in the Improvement Parts program contemplated in paragraph 2.2.2 herein.

3. Payments.

In the event that Boeing has not provided, or caused to be provided by the engine manufacturer, Improvement Parts which eliminate the Compliance Deviation, then Boeing will provide only the remedies described in this section 3.

3.1 Annual Excess Fuel Burn Amount. Boeing will pay to Customer annually, for a period not exceeding *** years after the delivery of each Aircraft, an amount equal to the Annual Excess Fuel Burn Amount for the immediately preceding *** month period (**Annual Period**), as adjusted, if at all, pursuant to paragraph 3.3 below.

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3.1.1 The **Annual Excess Fuel Burn Amount** is the sum of each Monthly Excess Fuel Burn Amount (as defined below) for all months in such Annual Period. The **Monthly Excess Fuel Burn Amount** is defined as and will be calculated in accordance with the following formula:

Monthly Excess Fuel Burn Amount =

(CRD)(FLTFUELy)(FUELCOSTy)/***

The following definitions will apply herein:

CRD = *** * (CRg – CRd) / CRg

**CRD** = the average cruise rainge deviation, in percent. Only positive values of CRD will be used.

**CRg** = The Cruise Range Guarantee Value.

**CRd** = The demonstrated cruise range value for paragraph 2.3 of the Performance Guarantees shown in the Flight Test Report and calculated in accordance with Section 1 above.

**FLTFUELy** = Total fuel burned (**USG**) by the applicable Aircraft for month (y) as determined by Customer's monthly fuel records.

**FUELCOSTy** = The average fuel cost in each month (y) for the applicable Aircraft in U.S. Dollars per USG as determined by Customer's monthly fuel records.

3.1.2 Customer will provide to Boeing, within ninety (90) days following the end of each Annual Period of each applicable Aircraft, the FLTFUELy and FUELCOSTy data (**Fuel Data**).

3.1.3 Boeing will review the Fuel Data. At its option, Boeing may request additional information from Customer to further substantiate the Fuel Data. Such additional information will not be unreasonably requested by Boeing, nor unreasonably withheld by Customer.

3.2 Credit Memorandum. Amounts payable to Customer pursuant to this section 3 will be paid by credit memorandum issued by Boeing and/or the engine manufacturer, which may be used solely for Boeing and/or engine manufacturer goods and services, as applicable. In no event shall the total aggregate amount of such credit

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memoranda exceed *** for each Aircraft in an Annual Period. No payments will be made pursuant to this section 3 for any Aircraft not operated by Customer.

3.3 Credit Adjustments. The amount of performance improvement attributable to any Improvement Parts will be determined by Boeing analysis based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this paragraph 3.3. If Customer elects not to install Improvement Parts in any applicable Aircraft as set forth in paragraph 2.2 above, subsequent payments of the Annual Excess Fuel Burn Amount will be reduced by an amount consistent with the reduction in the Compliance Deviation which would have been realized had such Improvement Parts been installed.

4. Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder in addition to the benefits to be provided under the Purchase Agreement, or any other agreement between Boeing and Customer or engine manufacturer and Customer, due to the Aircraft not satisfying any guarantee of a performance metric similar to the Cruise Range Guarantee. Boeing therefore may offset its obligation to provide benefits hereunder against the benefits to be provided to Customer by engine manufacturer or Boeing pursuant to such other guarantee.

5. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6. Exclusive Remedy.

Customer agrees that the remedies contained in Sections 2 and 3 are Customer's exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees of Customer's Aircraft and are in lieu of all other rights, remedies, claims and causes of action Customer may have in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

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7. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

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Very truly yours,

THE BOEING COMPANY

By ______________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _______________, 2011

Xiamen Airlines

By ______________________________

Its ______________________________

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Very truly yours,

THE BOEING COMPANY

By ______________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 9, 2011

Xiamen Airlines

By ______________________

Its ______________________

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